                                                                     EXHIBIT 4.2





                        CMC SECURITIES CORPORATION III,

                                                                          Issuer

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,

                                                                         Trustee


                            Series 1998-1 Supplement

                           Dated as of March 31, 1998


                                       to

                                   INDENTURE

                           Dated as of March 1, 1998



                                  $593,796,659
                      COLLATERALIZED MORTGAGE OBLIGATIONS

                                 Series 1998-1

                               TABLE OF CONTENTS

                                                                                                                     PAGE
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
PRELIMINARY STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

GRANTING CLAUSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

SECTION 1.   Certain Defined Terms.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
SECTION 2.   Designation.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
SECTION 3.   Dating of Series 1998-1 Bonds; Calculation of Interest Accrued.  . . . . . . . . . . . . . . . . . . . .  22
SECTION 4.   Transfer of ERISA Restricted and ERISA Prohibited Bonds.   . . . . . . . . . . . . . . . . . . . . . . .  22
SECTION 5.   Aggregate Principal Amount; Classes.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
SECTION 6.   Denominations of Series 1998-1 Bonds.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 7.   Authentication of Series 1998-1 Bonds.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 8.   Payment Dates.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 9.   Places for Payment of Principal of Series 1998-1 Bonds;
                   Payments on Book Entry Bonds.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
SECTION 10.  Payment on the Bonds Before Acceleration; Reports to Bondholders.  . . . . . . . . . . . . . . . . . . .  26
SECTION 11.  Payment on the Bonds on and after Acceleration.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
SECTION 12.  Allocation of Realized Losses, Net Interest Shortfalls, Subordinate
                   Bonds Writedown Amounts and Component P. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
SECTION 13.  Transfer of Certificates to Trustee; Deposits to Collection Account;
                   Pledged Accounts.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
SECTION 14.  Requirements for Issuance of Series 1998-1 Bonds.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
SECTION 15.  Calculations with Respect to Underlying Mortgage Loans.  . . . . . . . . . . . . . . . . . . . . . . . .  39
SECTION 16.  Redemption.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
SECTION 17.  Actions by Trustee as Holder of Conventional Certificates.   . . . . . . . . . . . . . . . . . . . . . .  40
SECTION 18.  REMIC Administration.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
SECTION 19.  Form of Series 1998-1 Bonds; Matters Relating to Book Entry Bonds.   . . . . . . . . . . . . . . . . . .  48
SECTION 20.  The Master Servicers and the Trustee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
SECTION 21.  Supplements, Modifications and Ratifications of Indenture.   . . . . . . . . . . . . . . . . . . . . . .  49
SECTION 22.  Certain Matters Regarding Registration of Transfer and
                   Exchange of Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
SECTION 23.  Rule 144A Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
SECTION 24.  Counterparts.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
SECTION 25.  Governing Law.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
SECTION 26.  Notices.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

Schedule A       -    Schedule of Certificates
Appendix A       -    Planned Balances

EXHIBITS

Exhibit A-1      -    Form of Bond (Class A-1, A-2, A-3, A-4, A-5, A-6, A-8,
                      A-10, A-11, A-12, A-13, A-14, A-15, A-16, A-17, A-18,
                      A-19)
Exhibit A-2      -    Form of Bond (Class P)
Exhibit A-3      -    Form of Bond (Class A-7, A-9, X, 2-X)
Exhibit A-4      -    Form of Bond (Class B-1, B-2, B-3, 2-B-1, 2-B-2, 2-B-3,
                      3-B-1, 3-B-2 and 3-B-3)
Exhibit A-5      -    Form of Bond (Class B-4, B-5, B-6, 2-B-4, 2-B-5, 2-B-6,
                      3-B-4, 3-B-5 and 3-B-6)
Exhibit A-6      -    Form of Bond (Class R-1)
Exhibit A-7      -    Form of Bond (Class R-2)
Exhibit A-8      -    Form of Bond (Class R-3)

Exhibit B        -    Form of Transferee Affidavit and Agreement (Residual
                      Bonds)
Exhibit C-1      -    Form of Transferee Representation Letter (Private Bonds)
Exhibit C-2      -    Form of Transferor Representation Letter (Private Bonds)
Exhibit C-3      -    Form of Rule 144A Transferee Representation Letter
                      (Private Bonds)
Exhibit D-1      -    Letter of Representations (Book Entry Bonds Other than
                      Other Subordinate Bonds)
Exhibit D-2      -    Letter of Representations (Other Subordinate Bonds)
Exhibit E        -    Form of Transferor Certificate (Residual Bonds)

         Series 1998-1 Supplement dated as of March 31, 1998, between CMC SECURITIES CORPORATION III, a Delaware corporation (together with its successors and assigns as provided in the Indenture referred to below, the "Issuer") and THE FIRST NATIONAL BANK OF CHICAGO, a national bank (together with its successors in trust thereunder as provided in the Indenture, the "Trustee"), as trustee under an Indenture dated as of March 1, 1998 (such Indenture, as thereafter amended and supplemented, is referred to herein as the "Indenture").


                             PRELIMINARY STATEMENT

         Section 2.3 of the Indenture provides, among other things, that the Issuer, when authorized by its Board of Directors, and the Trustee may enter into an indenture supplemental to the Indenture for the purpose of authorizing a Series of Bonds and to specify certain terms of such Series of Bonds. The Board of Directors of the Issuer has duly authorized the creation of a Series of Bonds in an aggregate principal amount of $593,796,659 to be known as its Collateralized Mortgage Obligations, Series 1998-1 (the "Series 1998-1 Bonds", with references herein to "Bonds" being references solely to the Series 1998-1 Bonds)), and the Issuer and the Trustee are executing and delivering this Series 1998-1 Supplement in order to provide for the Series 1998-1 Bonds. All terms used in this Series 1998-1 Supplement that are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein as supplemented by Section 1 hereof, if applicable, except to the extent the context clearly requires otherwise. Any such defined term that is defined in the Indenture as relating to a particular Series rather than to all Bonds generally shall, when used in this Series 1998-1 Supplement, relate to the Series 1998-1 Bonds, whether or not expressly so stated herein.


                                GRANTING CLAUSES

         The Issuer hereby Grants to the Trustee, for the exclusive benefit of the Holders of the Series 1998-1 Bonds, all of the Issuer's right, title and interest in and to (a) the mortgage pass-through certificates listed in Schedule A to this Series 1998-1 Supplement, which the Issuer has caused to be delivered to the Trustee herewith and which Conventional Certificates evidence interests in pools of mortgage loans on one- to four-family residential properties and individual condominium units, and all Distributions with respect thereto payable at any time on or after the first Distribution Date, (b) each Pledged Account for the Series 1998-1 Bonds, including all income from the investment of funds in each such Pledged Account, (c) the Initial Deposit and
(c) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. Such Grants are made, however, in trust, to secure the Series 1998-1 Bonds, equally and ratably, without prejudice or distinction between any Series 1998-1 Bond and any other Series 1998-1 Bond by reason of difference in time of issuance or otherwise, and to secure (i) the payment of all amounts due on the Series 1998-1 Bonds as such amounts become due in accordance with their terms, (ii) the payment of all other sums payable under the Indenture or this Series 1998-1 Supplement with respect to the Series 1998-1 Bonds, and (iii) compliance with the provisions of the Indenture and this Series 1998-1 Supplement with respect to the Series 1998-1 Bonds, all as provided in the Indenture and this Series 1998-1 Supplement.

         The Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof and of the Indenture, and agrees to perform the duties herein or therein required in accordance with Article VI of the Indenture.

SECTION 1.       Certain Defined Terms.

         Sections 1.1 and 2.3 of the Indenture provide that the meaning of certain defined terms used in the Indenture shall, when applied to the Bonds of a particular Series, be as defined in said Section 1.1 but with such additional provisions as are specified in the related Series Supplement. With respect to the Series 1998-1 Bonds, the following provisions shall govern the defined terms set forth below:

         "Accrual Date": With respect to all Classes of Bonds which pay interest, March 1, 1998.

         "Accrued Bond Interest": For any interest-bearing Class of Bonds for any Payment Date, the interest accrued during the related Interest Accrual Period at the applicable Bond Interest Rate on the Class Current Principal Balance (or in the case of a Class of Interest Only Bonds, the Class Notional Balance) of such Class immediately prior to such Payment Date, calculated on the basis of a 360-day year consisting of twelve 30-day months, less (i) in the case of an interest-bearing Class of Senior Bonds, such Class's share of any Net Interest Shortfall and the interest portion of any Excess Special Hazard Losses and, after the applicable Cross-Over Date, the interest portion of any Realized Losses applicable to its related Mortgage Loan Group and (ii) in the case of a Class of Subordinate Bonds, such Class's share of any Net Interest Shortfall and the interest portion of any Realized Losses applicable to its related Mortgage Loan Group. No Accrued Bond Interest will be payable with respect to any Class of Bonds after the Payment Date on which the Class Current Principal Balance or Class Notional Balance of such Class has been reduced to zero.

         "Adjustment Amount": For each anniversary of the Cut-off Date, for each Mortgage Loan Group, the amount, if any, by which the applicable Special Hazard Loss Amount (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of (A) an amount calculated by the Certificate Trustee and approved by each of the Rating Agencies, which amount shall not be less than $500,000, and (B) the greater of (x) 1.0% (or if greater than 1.0%, the highest percentage of Mortgage Loans of the applicable Mortgage Loan Group by principal balance secured by Mortgaged Properties in any five-digit California ZIP code area) of the outstanding principal balance of all the Mortgage Loans of the applicable Mortgage Loan Group on the Distribution Date immediately preceding such anniversary and (y) twice the outstanding principal balance of the Mortgage Loan of the applicable Mortgage Loan Group which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary.

         "Allocable Share": With respect to any Class of Subordinate Bonds of any Bond Group:

                 (a) as to any Payment Date and amounts payable pursuant to clauses (i), (iv) and (vi) of the applicable Subordinate Optimal Principal Amount for such Bond Group, the fraction, expressed as a percentage, the numerator of which is the Class Current Principal Balance of such Class and the denominator of which is the aggregate of the Class Current Principal Balances of all Classes of the Subordinate Bonds of such Bond Group; and

                 (b) as to any Payment Date and amounts distributable pursuant to clauses (ii), (iii) and (v) of the applicable Subordinate Optimal Principal Amount for such Bond Group, and as to each Class of Subordinate Bonds of such Bond Group (other than the Class of Subordinate Bonds of such Bond Group having the lowest numerical designation as to which the Class Prepayment Distribution Trigger shall not be applicable) for which (x) the related Class Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Current Principal Balance of such Class and the denominator of which is the aggregate of the Class Current Principal Balances of all Classes of Subordinate Bonds of such Bond Group and (y) the related Class Prepayment Distribution Trigger has not been satisfied on such Payment Date, 0%; provided that if on a Payment Date, the Class Current Principal Balance of any Class of Subordinate Bonds of such Bond Group for which the related Class Prepayment Distribution Trigger was satisfied on such Payment Date is reduced to zero, any amounts paid pursuant to this clause (b), to the extent of such Class's remaining Allocable Share, shall be paid to the remaining Classes of Subordinate Bonds of such Bond Group which satisfy the related Class Prepayment Distribution Trigger and to the Class of Subordinate Bonds of such Bond Group having the lowest numerical designation in reduction of their respective Current Principal Balances in the order of their numerical Class designations.

         "Available Funds": As to any Payment Date, the aggregate of the Group 1 Available Funds, Group 2 Available Funds and Group 3 Available Funds.

         "BAFSB":  As defined in the Pooling and Servicing Agreement.

         "Bond Group": Each of the Group 1 Bonds, the Group 2 Bonds and the Group 3 Bonds. The Group 1 Bonds are related to Mortgage Loan Group 1 which is represented by Conventional Certificate 1998-1A. The Group 2 Bonds are related to Mortgage Loan Group 2 which is represented by Conventional Certificate 1998-1B. The Group 3 Bonds are related to Mortgage Loan Group 3 which is represented by Conventional Certificate 1998-1C.

         "Bond Interest Rate": With respect to any Class of Bonds (other than the Class P Bonds), the annual interest rate thereon set forth, or determined as provided with respect thereto, in Section 5. Any monthly calculation of interest at a stated rate shall be based upon annual interest at such rate divided by twelve.

         "Bond Redemption Date": With respect to a Bond Group, the Distribution Date on which BSMCC or its designee exercises its option to purchase the Mortgage Loans in the related Mortgage Loan Group pursuant to
Section 10.01 of the Pooling and Servicing Agreement.

         "Book Entry Bonds":  As defined in Section 3(b) hereof.

         "BSMCC":  As defined in the Pooling and Servicing Agreement.

         "Business Day":  As defined in the Pooling and Servicing Agreement.

         "Buydown Fund": As defined in the Pooling and Servicing Agreement.

         "Buydown Fund Account": As defined in the Pooling and Servicing Agreement.

         "Cendant":  As defined in the Pooling and Servicing Agreement.

         "Certificate Trustee":  As defined in the Pooling and Servicing
Agreement.

         "Class": Each class subdivision of the Bonds created hereunder pursuant to Section 5.

         "Class A-7 Notional Balance": On any date, an amount equal to the sum of (i) the product of (A) 8.8888888889% and (B) the Class Current Principal Balance of the Class A-1 Bonds, (ii) the product of (A) 14.9544582575% and (B) the Class Current Principal Balance of the Class A-2 Bonds, (iii) the product of (A) 7.4074074074% and (B) the Class Current Principal Balance of the Class A-3 Bonds, (iv) the product of (A) 4.4444444444% and (B) the Class Current Principal Balance of the Class A-4 Bonds, and (v) the product of (A) 3.7037037037% and (B) the Class Current Principal Balance of the Class A-6 Bonds.

         "Class A-9 Notional Balance": On any date, the product of 2.4610272767% and the Class Current Principal Balance of the Class A-8 Bonds.

         "Class A-15 Incremental Interest Amount": With respect to each of the first 24 Payment Dates, an amount equal to the excess of the Accrued Bond Interest on the Class A-15 Bonds for each such Payment Date over the amount of such Accrued Bond Interest calculated as if such Class A-15 Bonds had a Bond Interest Rate of 7.00% per annum.

         "Class A-19 Optimal Principal Amount":  For any Payment Date occurring
(a) prior to the Payment Date in April 2003, zero and (b) for any Payment Date occurring after the first five years following the Closing Date, will as follows: for any Payment Date during the sixth, seventh, eighth and ninth years after the Closing Date, 30%, 40%, 60% and 80%, respectively, of the Class A-19 Pro Rata Optimal Principal Amount for such Payment Date; and, for any Payment Date thereafter, 100% of the Class A-19 Pro Rata Optimal Principal Amount for such Payment Date. Notwithstanding the foregoing, if on any Payment Date the Class Current Principal Balance of each Class of Group 1 Senior Bonds (other than the Class A-19 Bonds and Component P-1) has been reduced to zero, the Class A-19 Optimal Principal Amount shall equal the Group 1 Senior P&I Optimal Principal Amount to the extent not paid on such Payment Date to other Classes of Group 1 Senior Bonds.

         "Class A-19 Pro Rata Optimal Principal Amount": For any Payment Date, an amount equal to the product of (x) the sum of the Group 1 Senior P&I Optimal Principal Amount and the Group 1 Subordinate Optimal Principal Amount for such Payment Date multiplied by (y) a fraction, the numerator of which is the Class Current Principal Balance of the Class A- 19 Bonds immediately prior to such Payment Date and the denominator of which is the aggregate of the Class Current Principal Balances of all Classes of Group 1 Bonds (other than Component P-1) immediately prior to such Payment Date.

         "Class Current Principal Balance": With respect to any Class of Bonds (other than a Class of Interest Only Bonds), the sum of the Current Principal Balances of all Bonds in such Class. The Class Current Principal Balance of the Class P Bonds shall equal the sum of the Component P

Principal Balances. The Class Current Principal Balance of each Class of Interest Only Bonds shall be zero.

         "Class Imputed Principal Balance": As used in the Indenture, "Class Imputed Principal Balance" shall have the same meaning as "Class Current Principal Balance" as defined herein.

         "Class Notional Balance": The Class A-7 Notional Balance, the Class A-9 Notional Balance, the Class X Notional Balance, or the Class 2-X Notional Balance, as applicable.

         "Class Prepayment Payment Trigger": For a Class of Subordinate Bonds in any Bond Group for any Payment Date, the Class Prepayment Payment Trigger is satisfied if the fraction (expressed as a percentage), the numerator of which is the aggregate of the Class Current Principal Balances of such Class and each Class subordinate thereto, if any, and the denominator of which is the aggregate of the Scheduled Principal Balances of all of the Mortgage Loans in the related Mortgage Loan Group as of the related Due Date, equals or exceeds such percentage calculated as of the Closing Date.

         "Class X Notional Balance": Immediately prior to a given Payment Date, the aggregate of the Scheduled Principal Balances of the Group 1 Mortgage Loans on the second preceding Due Date, less the Class Current Principal Balance of the Class R-1 Bonds.

         "Class 2-X Notional Balance": Immediately prior to a given Payment Date, the aggregate of the Scheduled Principal Balances of the Group 2 Mortgage Loans on the second preceding Due Date.

         "Clearing Agency": The registered Holder of the single Bond evidencing each Class of the Book Entry Bonds. The initial Clearing Agency with respect to each Class of Book Entry Bonds shall be The Depository Trust Company of New York, the nominee for which is Cede & Co. The Clearing Agency shall at all times be a "clearing corporation" as defined in Article 8 of the Uniform Commercial Code of the State of New York.

         "Closing Date": As defined in the Pooling and Servicing Agreement.

         "Component Current Principal Balance": With respect to any P Component as of any Payment Date, the initial principal amount of such Component as of the Closing Date as reduced by (i) all amounts paid on previous Payment Dates on such P Component (other than with respect to Component P Deferred Amounts), (ii) the principal portion of all Realized Losses allocated prior to such Payment Date to such P Component (taking account of the Loss Allocation Limitation applicable to the Bond Group of such P Component) and
(iii) any applicable Component P Cash Shortfalls, in each case for previous Payment Dates.

         "Component P-1": A component of the Class P Bonds identified and having the characteristics described in Section 5.

         "Component P-2": A component of the Class P Bonds identified and having the characteristics described in Section 5.

         "Component P-3": A component of the Class P Bonds identified and having the characteristics described in Section 5.

         "Component P Cash Shortfall": With respect to Component P-1 and Component P-2, the Component P-1 Cash Shortfall and the Component P-2 Cash Shortfall, respectively.

         "Component P-1 Cash Shortfall":  As defined in Section 10(a)(i)(C).

         "Component P-2 Cash Shortfall":  As defined in Section 10(a)(iii)(B).

         "Component P Deferred Amount": With respect to Component P-1 and Component P-2, respectively, and each Payment Date through the Cross-Over Date for the related Bond Group, the aggregate of all amounts allocable on such Payment Date to Component P-1 and Component P-2, as applicable, in respect of the principal portion of Realized Losses (other than Excess Special Hazard Losses) on Mortgage Loans in the related Mortgage Loan Group and the related Component P Cash Shortfall, and all amounts previously allocated in respect of such Realized Losses (other than Special Hazard Excess Losses) and such Component P Cash Shortfalls to such Component P and not paid on prior Payment Dates. No interest shall accrue on any Component P Deferred Amount.

         "Component P Deferred Payment Writedown Amount": With respect to a given Component P-1 and Component P-2, respectively, and any Payment Date, the amount, if any, paid on such date in respect of the related Component P Deferred Amount pursuant to Section 10(a)(i)(A) fourth or 10(a)(iii)(A) fourth, respectively.

         "Component P Principal Payment Amount": With respect to each of Component P-1 and P-2, on each Payment Date, an amount, without duplication, equal to the sum of:

                 (i) the applicable PO Percentage of the principal portion of all Monthly Payments due on each Outstanding Mortgage Loan that is a Discount Mortgage Loan in the related Mortgage Loan Group on the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous principal prepayments, but before any adjustment to such amortization schedule by reason of any other bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                 (ii) the applicable PO Percentage of the Scheduled Principal Balance of each Discount Mortgage Loan in the related Mortgage Loan Group which was the subject of a Voluntary Principal Prepayment in full received by the related Master Servicer during the applicable Prepayment Period;

                 (iii) the applicable PO Percentage of all Voluntary Principal Prepayments in part for each Discount Mortgage Loan in the related Mortgage Loan Group received by the related Master Servicer during the applicable Prepayment Period;

                 (iv) the lesser of (a) the applicable PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received with respect to each Discount Mortgage

         Loan in the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than a Discount Mortgage Loan described in the immediately following clause
         (B)) and (B) the Scheduled Principal Balance of each such Discount Mortgage Loan purchased by an Insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise; and (b) the applicable PO Percentage of the sum of (A) the Scheduled Principal Balance of each Discount Mortgage Loan in the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than a Discount Mortgage Loan described in the immediately following clause (B)) and (B) the Scheduled Principal Balance of each such Discount Mortgage Loan in the related Mortgage Loan Group that was purchased by an Insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise, less (C) in the case of clause (b), the applicable PO Percentage of the principal portion of Excess Special Hazard Losses with respect to Discount Mortgage Loans in the related Mortgage Loan Group incurred during the related Prepayment Period; and

                 (v) the applicable PO Percentage of the sum of (a) the Scheduled Principal Balance of each Discount Mortgage Loan or REO Property (which previously secured a Discount Mortgage Loan) in the related Mortgage Loan Group which was repurchased by BSMCC in connection with such Payment Date pursuant to Section 2.02 or 2.03 of the Pooling and Servicing Agreement and (b) the excess, if any, of the Scheduled Principal Balance of a Discount Mortgage Loan in the related Mortgage Loan Group that has been replaced by BSMCC with a Discount Mortgage Loan that is a Substitute Mortgage Loan pursuant to Section
         2.05 of the Pooling and Servicing Agreement in connection with such Payment Date over the Scheduled Principal Balance of such Substitute Mortgage Loan.

         "Conventional Certificates": The certificates pledged to secure the Series 1998-1 Bonds, as set forth on Schedule A hereto.

         "Corporate Trust Office": As defined in the Pooling and Servicing Agreement.

         "Corresponding Class": With respect to any REMIC I Interest, the REMIC II Interest appearing opposite such REMIC I Interest in the table in
Section 18(n) and respect to any REMIC II Interest, the Class, Classes, or Component appearing opposite such REMIC II Interest in the table included in
Section 18(o).

         "Current Principal Balance": With respect to any Bond (other than a Bond of a Class of Interest Only Bonds) as of any Payment Date, the initial principal amount of such Bond as of the Closing Date, as reduced by (i) all amounts paid on previous Payment Dates on such Bond with respect to principal,
(ii) the principal portion of all Realized Losses allocated prior to such Payment Date to such Bond (taking account of the Loss Allocation Limitation applicable to the Bond Group of such Bond) and (iii) in the case of a Subordinate Bond of a Bond Group, such Bond's pro rata share, if any, of the applicable Subordinate Bond Writedown Amount for such Bond Group and/or any applicable Component P Deferred Payment Writedown Amount, in each case for previous Payment Dates. Notwithstanding the foregoing, solely for purposes of giving consents, directions, waivers, approvals, requests and notices, the Class R-1, Class R-2 and Class R-3 Bonds after the

Payment Date on which they receive the payment of the last dollar of their original principal amount shall be deemed to have a Current Principal Balance equal to their Current Principal Balance on the day immediately preceding such Payment Date.

         "Cut-off Date":  As defined in the Pooling and Servicing Agreement.

         "Determination Date":  As defined in the Pooling and Servicing
Agreement.

         "Discount Mortgage Loan": Any Mortgage Loan in Mortgage Loan Group 1 or Mortgage Loan Group 2 with a Net Rate less than 6.75% per annum or 6.50% per annum, respectively.

         "Distribution Date":  As defined in the Pooling and Servicing
Agreement.

         "Due Date":  As defined in the Pooling and Servicing Agreement.

         "Due Period":  As defined in the Pooling and Servicing Agreement.

         "ERISA Prohibited Bonds":  The Class R-1, Class R-2 and Class R-3
Bonds.

         "ERISA Restricted Bonds": The Class A-7, Class A-9, Class X, Class 2-X, Class B-3, Class B-4, Class B-5, Class B-6, Class 2-B-3, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-3, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Bonds.

         "Excess Special Hazard Losses": Any Special Hazard Losses occurring after the Special Hazard Termination Date.

         "Global Bond Certificate": Any Other Subordinate Certificate registered in the name of the Clearing Agency or its nominee, beneficial interests in which are reflected on the books of the Person maintaining an account with such Clearing Agency (directly or as an indirect participant in accordance with rules of such Clearing Agency).

         "Group Available Funds": As defined in the Pooling and Servicing Agreement.

         "Group 1 Available Funds, "Group 2 Available Funds, "Group 3 Available Funds": As defined in the Pooling and Servicing Agreement; provided, however, that for purposes of this Series 1998-1 Supplement, on each Payment Date the Group 1 Available Funds shall include the Class A-15 Incremental Interest Amount with respect to such Payment Date.

         "Group 1 Bonds": The Group 1 Senior Bonds and the Group 1 Subordinate Bonds.

         "Group 2 Bonds": The Group 2 Senior Bonds and the Group 2 Subordinate Bonds.

         "Group 3 Bonds": The Group 3 Senior Bonds and the Group 3 Subordinate Bonds.

         "Group 1 Cross-Over Date": The first Payment Date on which the aggregate of the Class Current Principal Balances of the Group 1 Subordinate Bonds has been reduced to zero (giving effect to all payments on such Payment
Date).

         "Group 2 Cross-Over Date": The first Payment Date on which the aggregate of the Class Current Principal Balances of the Group 2 Subordinate Bonds has been reduced to zero (giving effect to all payments on such Payment
Date).

         "Group 3 Cross-Over Date": The first Payment Date on which the aggregate of the Class Current Principal Balances of the Group 3 Subordinate Bonds has been reduced to zero (giving effect to all payments on such Payment
Date).

         "Group 1 Loss Allocation Limitation":  The meaning specified in
Section 12(a)(E) hereof.

         "Group 2 Loss Allocation Limitation":  The meaning specified in
Section 12(a)(E) hereof.

         "Group 3 Loss Allocation Limitation":  The meaning specified in
Section 12(a)(E) hereof.

         "Group 1 Mortgage Loans": As defined in the Pooling and Servicing Agreement.

         "Group 2 Mortgage Loans": As defined in the Pooling and Servicing Agreement.

         "Group 3 Mortgage Loans": As defined in the Pooling and Servicing Agreement.

         "Group 1 Original Subordinate Principal Balance": The sum of the Class Current Principal Balances of each Class of Group 1 Subordinate Bonds as of the Closing Date.

         "Group 2 Original Subordinate Principal Balance": The sum of the Class Current Principal Balances of each Class of Group 2 Subordinate Bonds as of the Closing Date.

         "Group 3 Original Subordinate Principal Balance": The sum of the Class Current Principal Balances of each Class of Group 3 Subordinate Bonds as of the Closing Date.

         "Group 1 Senior Bonds": The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A- 18, Class A-19, Class X and Class R-1 Bonds and Component P-1.

         "Group 2 Senior Bonds": The Class 2-A, Class 2-X and Class R-2 Bonds and Component P-2.

         "Group 3 Senior Bonds": The Class 3-A and Class R-3 Bonds and Component P-3.

         "Group 1 Senior P&I Bonds": All Group 1 Senior Bonds other than the Class A-7, Class A-9 and Class X Bonds and Component P-1.

         "Group 2 Senior P&I Bonds": All Group 2 Senior Bonds other than the Class 2-X Bonds and Component P-2.

         "Group 3 Senior P&I Bonds":  All Group 3 Senior Bonds.

         "Group 1 Senior P&I Optimal Principal Amount, Group 2 Senior P&I Optimal Principal Amount or Group 3 Senior P&I Optimal Principal Amount": As to any Payment Date, with respect to the Senior P&I Bonds of the applicable Bond Group, an amount equal to the sum, without duplication, of the following (but in no event greater than the aggregate of the Class Current Principal Balances of each Class of Bonds of the Senior P&I Bonds of such Bond Group (including the Component Current Principal Balance of Component P-3 in the case of Bond Group 3) immediately prior to such Payment Date):

                 (i) the applicable Senior Percentage of the applicable Non-PO Percentage of the principal portion of all Monthly Payments due on each Outstanding Mortgage Loan in the related Mortgage Loan Group on the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                 (ii) the applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group which was the subject of a Voluntary Principal Prepayment in full received by the related Master Servicer during the related Prepayment Period;

                 (iii) the applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of all Voluntary Principal Prepayments in part received by the related Master Servicer during the related Prepayment Period with respect to each Mortgage Loan in the related Mortgage Loan Group;

                 (iv) the lesser of (a) the applicable Senior Prepayment Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan of the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in the immediately following clause (B)) and (B) the Scheduled Principal Balance of each such Mortgage Loan purchased by an Insurer from the Certificate Trustee during the related Prepayment Period, pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise; and (b) the applicable Senior Percentage of the applicable Non-PO Percentage for such Bond Group of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan of the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than the Mortgage Loans described in the immediately following clause (B)) and (B) the Scheduled Principal Balance of each such Mortgage Loan that was purchased by an Insurer from the Certificate Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise less (C) in the case of clause (b), the then applicable Senior Percentage of the Non-PO Percentage for such Bond Group of the principal portion of Excess Special Hazard Losses on each Mortgage

         Loan in the related Mortgage Loan Group incurred during the related Prepayment Period; and

                 (v) the applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan or REO Property of the related Mortgage Loan Group which was purchased by BSMCC in connection with such Payment Date pursuant to Section 2.02 or 2.03 of the Pooling and Servicing Agreement and (b) the excess, if any, of the Scheduled Principal Balance of a Mortgage Loan in the related Mortgage Loan Group that has been replaced by BSMCC with a Substitute Mortgage Loan pursuant to Section 2.04 of the Pooling and Servicing Agreement in connection with such Payment Date over the Scheduled Principal Balance of such Substitute Mortgage Loan.

         "Group 1 Senior Percentage": On any Payment Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate of the Class Current Principal Balances of all the Group 1 Senior P&I Bonds immediately preceding such Payment Date by the aggregate Scheduled Principal Balance of the Mortgage Loans (other than the PO Percentage of each Discount Mortgage Loan) in the related Mortgage Loan Group as of the beginning of the related Due Period.

         "Group 2 Senior Percentage": On any Payment Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate of the Class Current Principal Balances of all the Group 2 Senior P&I Bonds immediately preceding such Payment Date by the aggregate Scheduled Principal Balance of the Mortgage Loans (other than the PO Percentage of each Discount Mortgage Loan) in the related Mortgage Loan Group as of the beginning of the related Due Period.

         "Group 3 Senior Percentage": On any Payment Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate of the Class Current Principal Balances of all the Group 3 Senior P&I Bonds immediately preceding such Payment Date by the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group as of the beginning of the related Due Period.

         "Group 1 Senior Prepayment Percentage, Group 2 Senior Prepayment Percentage or Group 3 Senior Prepayment Percentage": On any Payment Date occurring during the periods set forth below, as follows:

 Period (months inclusive)                             Senior Prepayment Percentage
 April, 1998 - March, 2003                             100%

 April, 2003 - March, 2004                             Senior Percentage for the related Bond Group plus 70%
                                                       of the applicable Subordinate Percentage for such Bond
                                                       Group

 April, 2004 - March, 2005                             Senior Percentage for the related Bond Group plus 60%
                                                       of the applicable Subordinate Percentage for such Bond
                                                       Group

 April, 2005 - March, 2006                             Senior Percentage for the related Bond Group plus 40%
                                                       of the applicable Subordinate Percentage for such Bond
                                                       Group

 April, 2006 - March, 2007                             Senior Percentage for the related Bond Group plus 20%
                                                       of the applicable Subordinate Percentage for such Bond
                                                       Group

 March, 2007 and thereafter                            Senior Percentage for the related Bond Group


Notwithstanding the foregoing, if on any Payment Date the applicable Senior Percentage for a Bond Group exceeds the Senior Percentage for such Bond Group as of the Closing Date, the Senior Prepayment Percentage for such Bond Group for such Payment Date will equal 100%. On the Payment Date on which the Class Current Principal Balances of the Senior Bonds of a Bond Group are reduced to zero, the Senior Prepayment Percentage for such Bond Group shall be the minimum percentage sufficient to effect such reduction and thereafter shall be zero.

In addition, no reduction of the applicable Senior Prepayment Percentage for a Bond Group shall occur on any Payment Date unless, as of the last day of the month preceding such Payment Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans in the related Mortgage Loan Group delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and such Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the related Trust), averaged over the last six months, as a percentage of the sum of the aggregate of the Class Current Principal Balances of the Subordinate Bonds of such Bond Group does not exceed 50% and (ii) cumulative Realized Losses on such Mortgage Loans do not exceed (a) 30% of the applicable Original Subordinate Principal Balance of such Bond Group if such Payment Date occurs between and including April 2003 and March 2004, (b) 35% of the Original Subordinate Principal Balance of such Bond Group if such Payment Date occurs between and including April 2004 and March 2005, (c) 40% of the applicable Original Subordinate Principal Balance if such Payment Date occurs between and including April 2005 and March 2006, (d) 45% of the applicable Original Subordinate Principal Balance for such Bond Group if such Payment Date occurs between and including April 2006 and March 2007, and (e) 50% of the applicable Original Subordinate Principal Balance for such Bond Group if such Payment Date occurs during or after April 2007.

         "Group 1 Subordinate Bonds": The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Bonds.

         "Group 2 Subordinate Bonds": The Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Bonds.

         "Group 3 Subordinate Bonds": The Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Bonds.

         "Group 1 Subordinate Bond Writedown Amount": As to any Payment Date, the amount by which (a) the sum of the Class Current Principal Balances of all the Group 1 Bonds and the Component Current Principal Balance of Component P-1 (after giving effect to the payment of principal and the allocation of applicable Realized Losses and any applicable Component P Deferred Payment Writedown Amount and Component P Cash Shortfall in reduction of the Class Current Principal Balances of such Bonds and the Component Current Principal Balance of Component P-1 on such Payment Date) exceeds (b) the aggregate Scheduled Principal Balances of the Group 1 Mortgage Loans on the Due Date related to such Payment Date.

         "Group 2 Subordinate Bond Writedown Amount": As to any Payment Date, the amount by which (a) the sum of the Class Current Principal Balances of all the Group 2 Bonds and the Component Current Principal Balance of Component P-2 (after giving effect to the payment of principal and the allocation of applicable Realized Losses and any applicable Component P Deferred Payment Writedown Amount and Component P Cash Shortfall in reduction of the Class Current Principal Balances of such Bonds and the Component Current Principal Balance of Component P-2 on such Payment Date) exceeds (b) the aggregate Scheduled Principal Balances of the Group 2 Mortgage Loans on the Due Date related to such Payment Date.

         "Group 3 Subordinate Bond Writedown Amount": As to any Payment Date, the amount by which (a) the sum of the Class Current Principal Balances of all the Group 3 Bonds and the Component Current Principal Balance of Component P-3 (after giving effect to the payment of principal and the allocation of applicable Realized Losses in reduction of the Class Current Principal Balances of such Bonds and the Component Current Principal Balance of such Component P-3 on such Payment Date) exceeds (b) the aggregate Scheduled Principal Balances of the Group 3 Mortgage Loans on the Due Date related to such Payment Date.

         "Group 1 Subordinate Optimal Principal Amount, Group 2 Subordinate Optimal Principal Amount or Group 3 Subordinate Optimal Principal Amount": As to any Payment Date, an amount equal to the sum, without duplication, of the following (but in no event greater than the aggregate of the Class Current Principal Balances of the Subordinate Bonds of the relevant Bond Group immediately prior to such Payment Date):

                 (i) the applicable Subordinate Percentage of the applicable Non-PO Percentage of the principal portion of all Monthly Payments due on each Outstanding Mortgage Loan in the related Mortgage Loan Group on the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                 (ii) the applicable Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group that was the subject of a Voluntary Principal Prepayment in full received by the related Master Servicer during the related Prepayment Period;

                 (iii) the applicable Subordinate Prepayment Percentage of the applicable Non-PO Percentage of each Voluntary Principal Payment in part received by the related Master Servicer during the related Prepayment Period with respect to each Mortgage Loan in the related Mortgage Loan Group;

                 (iv) the excess, if any, of the applicable Non-PO Percentage of (A) all Net Liquidation Proceeds allocable to principal received on each Mortgage Loan in the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period over (B) (I) the sum of the amounts payable pursuant to clause
         (iv) of the definition of "Group 1 Senior P&I Optimal Principal Amount," "Group 2 Senior P&I Optimal Principal Amount" or "Group 3 Senior P&I Optimal Principal Amount" for the applicable Bond Group plus (II) in the case of Bond Group 1 or 2, the amount payable with respect to Component P-1 or P-2, respectively, pursuant to clause (iv) of the definition of Component P Principal Payment Amount on such Payment Date;

                 (v) the applicable Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan or REO Property in the related Mortgage Loan Group which was purchased by BSMCC in connection with such Payment Date pursuant to Section 2.02 or 2.03 of the Pooling and Servicing Agreement and (b) the excess, if any, of the Scheduled Principal Balance of a Mortgage Loan in the related Mortgage Loan Group that has been replaced by BSMCC with a Substitute Mortgage Loan pursuant to Section 2.04 of the Pooling and Servicing Agreement in connection with such Payment Date over the Scheduled Principal Balance of such substitute Mortgage Loan; and

                 (vi) on the Payment Date on which the Class Current Principal Balances of the Senior P&I Bonds of the relevant Bond Group have all been reduced to zero, 100% of any applicable Senior P&I Optimal Principal Amount.

After the aggregate of the Class Current Principal Balances of the Subordinate Bonds of a Bond Group have been reduced to zero, the Subordinate Optimal Principal Amount for such Bond Group shall be zero.

         "Group 1 Subordinate Percentage, Group 2 Subordinate Percentage or Group 3 Subordinate Percentage": On any Payment Date, 100% minus the applicable Senior Percentage of the relevant Bond Group.

         "Group 1 Subordinate Prepayment Percentage, Group 2 Subordinate Prepayment Percentage or Group 3 Subordinate Prepayment Percentage": On any Payment Date, 100% minus the applicable Senior Prepayment Percentage for the relevant Bond Group, except that on any Payment Date after the aggregate of the Class Current Principal Balances of the Senior Bonds of such Bond Group have each been reduced to zero, the Subordinate Prepayment Percentage for such Bond Group will equal 100%.

         "Imputed Principal Balance": As used in the Indenture, "Imputed Principal Balance" shall have the same meaning as "Current Principal Balance" herein.

         "Individual Bond":  As defined in Section 10(f).

         "Individual Bond Certificate": Any Other Subordinate Bond registered in the name of a Holder other than the Clearing Agency or its nominee.

         "Initial Deposit": $35,000.00, which is equal to (i) twelve months' interest on the initial Class Current Principal Balance of the Class A-15 Bonds at the rate of 0.75% per annum (which is the amount by which the Bond Interest Rate for the Class A-15 Bonds for the first twelve Interest Accrual Periods exceeds 7.00% per annum) plus (ii) twelve months' interest on the initial Class Current Principal Balance of the Class A-15 Bonds at the rate of 0.25% per annum (which is the amount by which the Bond Interest Rate for the Class A-15 Bonds for the thirteenth through twenty-fourth Interest Accrual Periods exceeds 7.00% per annum.

         "Initial Purchaser":  BSMCC.

         "Institutional Accredited Investor": Any Person meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act or any entity all of the equity holders in which come within such paragraphs.

         "Insurance Proceeds": As defined in the Pooling and Servicing
Agreement.

         "Insurer":  As defined in the Pooling and Servicing Agreement.

         "Interest Accrual Period": With respect to each Payment Date, for each Class of Bonds, the calendar month preceding the month in which the Payment Date occurs, commencing with March 1998.

         "Interest Only Bonds": The Class A-7, Class A-9, Class X and Class 2-X Bonds.

         "Interest Shortfall":  As defined in the Pooling and Servicing
Agreement.

         "Junior Bonds":  Any of the Subordinate Bonds.

         "Junior Bond Writedown Amount":  Zero.

         "Letter Agreements": The Letter of Representations to The Depository Trust Company from the Trustee and the Issuer dated March 30, 1998, with respect to the Book Entry Bonds other than the Other Subordinate Bonds, a copy of which is attached hereto as Exhibit D-1, and the Letter of Representations to The Depository Trust Company from the Trustee and the Issuer dated March 30, 1998, with respect to the Other Subordinate Bonds, a copy of which is attached hereto as Exhibit D-2.

         "LIBOR": With respect to each Interest Accrual Period for the Class A-11 and Class A-12 Bonds, the London Interbank Offered Rate for one-month United States dollar-denominated deposits determined in accordance with the following provisions:

                 (i) Commencing on March 30, 1998, with respect to the Class A-11 and Class A-12 Bonds, and monthly thereafter on the second business day prior to the first day of the related Interest Accrual Period for the Class A-11 and Class A-12 Bonds (each, a "LIBOR Determination Date"), until the Class Current Principal Balances of such Classes of Bonds have been reduced to zero, the Trustee will request each of the designated reference banks meeting the criteria set forth herein (the "Reference Banks") to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such LIBOR Determination Date. (For purposes of calculating LIBOR, "business day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City.) In lieu of making a request of the Reference Banks, the Trustee may rely on the quotations for those Reference Banks that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available.

                 (ii) LIBOR will be established by the Trustee on each LIBOR Determination Date as follows:

                          (a) If on any LIBOR Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/32%).

                          (b) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous LIBOR Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks.

                          (c) If on the first LIBOR Determination Date, the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be 5.6875%. If on any subsequent LIBOR Determination Date, the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be LIBOR for the immediately preceding LIBOR Determination Date.

                 (iii) Each Reference Bank shall (i) be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not control, be controlled by, or be under common control with the Trustee, and (iii) have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Trustee should terminate the appointment of any such Reference Bank, the Trustee will promptly appoint another leading bank meeting the criteria specified above.

                 (iv) The establishment of LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Class A-11 and Class A-12 Bonds for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

         "Liquidated Mortgage Loan": A "Liquidated Mortgage Loan" as defined in the Pooling and Servicing Agreement.

         "Loss Allocation Limitation": The Group 1 Loss Allocation Limitation, the Group 2 Loss Allocation Limitation or the Group 3 Loss Allocation Limitation, as applicable.

         "Master Servicer":  As defined in the Pooling and Servicing Agreement.

         "Mortgage Loan":  As defined in the Pooling and Servicing Agreement.

         "Mortgage Loan Group":  As defined in the Pooling and Servicing
Agreement.

         "Mortgage Loan Group 1": As defined in the Pooling and Servicing Agreement.

         "Mortgage Loan Group 2": As defined in the Pooling and Servicing Agreement.

         "Mortgage Loan Group 3": As defined in the Pooling and Servicing Agreement.

         "Net Interest Shortfall": As defined in the Pooling and Servicing Agreement.

         "Net Liquidation Proceeds": As defined in the Pooling and Servicing Agreement.

         "Net Rate":  As defined in the Pooling and Servicing Agreement.

         "New York Agent":  The Trustee, at the New York Office.

         "New York Office":  The office designated as such in Section 7.

         "Non-Discount Mortgage Loan": Any Group 1 Mortgage Loan or Group 2 Mortgage Loan with a Net Rate equal to or greater than 6.75% or 6.50%, respectively.

         "Non-PO Percentage": With respect to any Discount Mortgage Loan in Mortgage Loan Group 1 or Mortgage Loan Group 2, the Net Rate thereof divided by 6.75% or 6.50%, respectively.

With respect to any Non-Discount Mortgage Loan in Mortgage Loan Group 1 or Mortgage Loan Group 2, 100%. With respect to any Mortgage Loan in Mortgage Loan Group 3, 100%.

         "Non-U.S. Person":  A Person other than a United States Person.

         "Offered Bond": Any Class P, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class X, Class B-1, Class B-2, Class B-3, Class 2-A, Class 2-X, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 3-A, Class 3-B-1, Class 3-B-2, Class 3-B-3, Class R-1, Class R-2 and Class R-3.

         "Offered Subordinate Bonds": The Class B-1, Class B-2, Class B-3, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 3-B-1, Class 3-B-2 and Class 3-B-3 Bonds.

         "Original Subordinate Principal Balance": Each of the Group 1 Original Subordinate Principal Balance, Group 2 Original Subordinate Principal Balance and Group 3 Original Subordinate Principal Balance.

         "Other Subordinate Bonds": The Class B-4, Class B-5, Class B-6, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Bonds.

         "Outstanding Mortgage Loan": As defined in the Pooling and Servicing Agreement.

         "Outstanding Principal Balance": As defined in the Pooling and Servicing Agreement.

         "P Component": Component P-1, Component P-2 or Component P-3, as applicable.

         "PAC Bonds":  The PAC I Bonds and the PAC II Bonds.

         "PAC I Bonds": The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-6 Bonds.

         "PAC II Bonds": The Class A-5, Class A-8, Class A-10, Class A-13, Class A-14, Class A-15, Class A-16, Class A- 17 and Class A-18 Bonds.

         "Payment Date": The twenty-fifth day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing in April 1998.

         "Permitted Transferee": As to a Residual Bond, a transferee of such Residual Bond that is not a Disqualified Organization and not a Non-U.S. Person and satisfies the requirements for a transferee of a Residual Bond under
Section 2.15 of the Indenture.

         "Planned Balance": With respect to each Class of PAC Bonds and a given Payment Date, the amount set forth as the "Planned Balance" with respect thereto on Appendix A.

         "PO Percentage": With respect to any Discount Mortgage Loan in Mortgage Loan Group 1 or Mortgage Loan Group 2, the fraction, expressed as a percentage, equal to 6.75% or 6.50%, respectively, minus the Net Rate thereof divided by 6.75% or 6.50%, respectively. With respect to any Non-Discount Mortgage Loan in Mortgage Loan Group 1 or Mortgage Loan Group 2 and each Mortgage Loan in Mortgage Loan Group 3, 0%.

         "Pooling and Servicing Agreement": The Pooling and Servicing Agreement dated as of March 1, 1998, between the Issuer, BAFSB, Cendant, First Chicago National Processing Corporation and The First National Bank of Chicago, as trustee.

         "Prepayment Assumption": 250% SPA with respect to the Group 1 Bonds, 250% SPA with respect to the Group 2 Bonds, and 315% SPA with respect to the Group 3 Bonds.

         "Prepayment Period":  As defined in the Pooling and Servicing
Agreement.

         "Primary Mortgage Insurance Policy": As defined in the Pooling and Servicing Agreement.

         "Principal Prepayment": As defined in the Pooling and Servicing Agreement.

         "pro rata": Unless otherwise specified, with respect to payments or allocations among Classes of Bonds and, if applicable, a Component P, payments or allocations pro rata based on Class Current Principal Balances and, if applicable, Component Current Principal Balances.

         "Protected Account": As defined in the Pooling and Servicing
Agreement.

         "QIB": A "qualified institutional buyer" as defined in Rule 144A promulgated under the Act.

         "Rating Agencies":  As defined in the Pooling and Servicing Agreement.

         "Realized Loss":  As defined in the Pooling and Servicing Agreement.

         "Record Date": With respect to any Payment Date, the close of business on the last Business Day of the month immediately preceding the month of such Payment Date.

         "REMIC I": One of three separate REMICs comprising the Trust Estate, the assets of which consist of the assets granted to the Trustee other than the REMIC I Interests, REMIC II Interests, any amounts on deposit in any Buydown Fund Account, any Buydown Funds in any Protected Account, any amounts on deposit in any Servicing Accounts and the Initial Deposit.

         "REMIC II": One of three separate REMICs comprising the Trust Estate, the assets of which consist of the REMIC I Interests.

         "REMIC III": One of three separate REMICs comprising the Trust Estate, the assets of which consist of the REMIC II Interests and the Initial Deposit.

         "REMIC I Interest": Any one of the REMIC Group I Interest, REMIC Group II Interest, or REMIC Group III Interest, as each are identified in
Section 18(n).

         "REMIC II Interest": Any of the classes of regular interests in REMIC II described as such in Section 18(o).

         "REMIC I Interest Balance": As to each class of REMIC I Interest and any Payment Date, the initial REMIC I Interest Balance thereof set forth in
Section 18(n) less the sum of (i) the aggregate amount of principal allocable thereto on previous Payment Dates pursuant to Section 18; and (ii) any Realized Losses allocable thereto on previous Payment Dates pursuant to Section 12.

         "REMIC II Interest Balance": As to each class of REMIC II Interest and any Payment Date, the initial REMIC II Interest Balance thereof set forth in Section 18(o) less the sum of (i) the aggregate amount of principal allocable thereto on previous Payment Dates pursuant to Section 18; and (ii) any Realized Losses allocable thereto on previous Payment Dates pursuant to
Section 12.

         "REMIC I Interest Rate": As to each REMIC I Interest, the applicable "REMIC I Interest Rate," if any, set forth in Section 18(n).

         "REMIC II Interest Rate": As to each REMIC II Interest, the applicable "REMIC II Interest Rate," if any, set forth in Section 18(o).

         "REO Property":  As defined in the Pooling and Servicing Agreement.

         "Repurchase Price":  As defined in the Pooling and Servicing
Agreement.

         "Residual Bonds":  Any of the Class R-1, Class R-2 and Class R-3
Bonds.

         "Residual Interest":   As to REMIC I, the Class R-1 Bonds; as to REMIC
II, the Class R-2 Bonds; and as to REMIC III, the Class R-3 Bonds.

         "Restricted Bonds":  The Other Subordinate Bonds.

         "Rule 144A Certificate": A certificate in the form attached hereto as Exhibit C-3.

         "Scheduled Principal":  As defined in the Pooling and Servicing
Agreement.

         "Scheduled Principal Balance": As defined in the Pooling and Servicing Agreement.

         "Securities Act":  The Securities Act of 1933, as amended.

         "Senior Bonds": The Group 1 Senior Bonds, Group 2 Senior Bonds and/or Group 3 Senior Bonds, as the context requires.

         "Senior P&I Bonds": The Group 1 Senior P&I Bonds, Group 2 Senior P&I Bonds and Group 3 Senior P&I Bonds, as the context requires.

         "Series 1998-1 Bonds": Each Class of Bonds set forth in Section 5 hereof.

         "Series REMIC":   Any of REMIC I, REMIC II or REMIC III.

         "SPA": The assumed fixed schedule of prepayments on a pool of new mortgage loans with such schedule given as a monthly sequence of prepayment rates, expressed as annualized percent values. These values start at 0.2% per year in the first month and increase by 0.2% per year in each succeeding month until month 30, ending at 6.0% per year. At such time, the rate remains constant at 6.0% per year for the balance of the remaining term. Multiples of SPA are calculated from this prepayment rate series.

         "Special Hazard Loss":  As defined in the Pooling and Servicing
Agreement.

         "Special Hazard Loss Amount": Upon the initial issuance of the Bonds, the "Special Hazard Loss Amount" for the Group 1 Mortgage Loans will equal the aggregate of the Scheduled Principal Balances as of the Cut-off Date of the highest percentage of Mortgage Loans of the Mortgage Loan Group 1 (by principal balance) secured by Mortgaged Properties in any single California five-digit ZIP code area ($4,842,479) and the "Special Hazard Loss Amount" for the Group 2 and Group 3 Mortgage Loans will equal twice the outstanding principal balance of the Mortgage Loan in the applicable Mortgage Loan Group which has the largest outstanding principal balance as of the Cut-off Date (or $1,545,777 and $1,358,885, respectively). As of any Payment Date, the Special Hazard Loss Amount for each Mortgage Loan Group will equal the initial Special Hazard Loss Amount for such Mortgage Loan Group minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been previously allocated to the Subordinate Bonds of the related Bond Group in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount for such Mortgage Loan Group.

         "Special Hazard Termination Date": For any Mortgage Loan Group, the Payment Date upon which the applicable Special Hazard Loss Amount has been reduced to zero or a negative number (or the applicable Group 1, Group 2 or Group 3 Cross-Over Date, if earlier).

         "Special Payment Date":  As defined in Section 8 hereof.

         "Stated Maturity":  With respect to a Class of Bonds, as specified in
Section 5.

         "Startup Day":  As defined in Section 18.

         "Subordinate Bonds": The Group 1 Subordinate Bonds, Group 2 Subordinate Bonds and Group 3 Subordinate Bonds.

         "Subordinate Optimal Principal Amount": Any of the Group 1 Subordinate Optimal Principal Amount, the Group 2 Subordinate Optimal Principal Amount or the Group 3 Subordinate Optimal Principal Amount.

         "Substitute Mortgage Loan": As defined in the Pooling and Servicing Agreement.

         "Transferor":  A transferor of a Residual Bond.

         "Trust":  As defined in the Pooling and Servicing Agreement.

         "Trust Fund":  As defined in the Pooling and Servicing Agreement.

         "United States Person": A Person who is (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, as otherwise provided by Treasury regulations), (c) an estate, the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (d) a trust whose administration is subject to the primary supervision of a United States court and which has one or more of United States persons who have the authority to control all substantial decisions of the trust.

         "Voluntary Principal Prepayment": As defined in the Pooling and Servicing Agreement.

SECTION 2.       Designation.

         The Series 1998-1 Bonds shall be designated generally as the Issuer's Collateralized Mortgage Obligations, Series 1998-1.

SECTION 3.       Dating of Series 1998-1 Bonds; Calculation of Interest
                 Accrued.

         (a) The Series 1998-1 Bonds that are authenticated and delivered by the Trustee to or upon the order of the Issuer on the Closing Date for the Series 1998-1 Bonds shall be dated March 31, 1998. All other Series 1998-1 Bonds that are authenticated after the Closing Date for the Series 1998-1 Bonds for any other purpose under the Indenture shall be dated the date of their authentication. Interest accruing on each Class of Bonds during each Interest Accrual Period will be calculated on the assumption that principal payments on, and allocations of losses to, such Bonds are made (or, if applicable, the related Class Notional Balance is reduced) on the last day of the preceding Interest Accrual Period, and not on the following Payment Date when actually made (or reduced).

         (b) Each Class of Bonds, other than the Residual Bonds, shall constitute Classes of Book Entry Bonds.

         (c) For purposes of the Indenture, the Senior Bonds shall constitute Classes of "Senior Bonds," and the Subordinate Bonds shall constitute Classes of "Junior Bonds."

SECTION 4.       Transfer of ERISA Restricted and ERISA Prohibited Bonds.

         No transfer of an ERISA Restricted Bond or an ERISA Prohibited Bond may be made except as provided in Section 2.15 of the Indenture.

SECTION 5.       Aggregate Principal Amount; Classes.

         The aggregate principal amount of Series 1998-1 Bonds that may be authenticated and delivered under this Series 1998-1 Supplement shall be $593,796,659 except for Series 1998-1 Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Series 1998-1 Bonds pursuant to Sections 2.6, 2.7, 2.8 or 9.6 of the Indenture. Such aggregate principal amount shall be divided among the forty-five Classes having designations, original Class Current Principal Balances, Bond Interest Rates and Stated Maturities of their final installment of principal as follows:

                                                             Approximate Initial         Stated Maturity
            Class                         Bond                     Current                (Payment Date
         Designation                 Interest Rate            Principal Balance           Occurring In)
         -----------                 -------------           -------------------         ---------------
 Class P Bonds                                 (1)                     $335,906.00           May 2028
 Class A-1 Bonds                             6.15%                  $11,738,000.00           May 2028
 Class A-2 Bonds                             6.15%                  $13,947,904.00           May 2028
 Class A-3 Bonds                             6.25%                  $24,555,000.00           May 2028
 Class A-4 Bonds                             6.45%                  $40,938,000.00           May 2028
 Class A-5 Bonds                             6.75%                  $24,875,000.00           May 2028
 Class A-6 Bonds                             6.50%                   $7,610,000.00           May 2028
 Class A-7 Bonds                             6.75%                             (2)           May 2028
 Class A-8 Bonds                             6.75%                  $75,183,096.00           May 2028
 Class A-9 Bonds                             6.75%                             (2)           May 2028
 Class A-10 Bonds                            6.75%                  $25,000,000.00           May 2028
 Class A-11 Bonds                              (3)                  $50,378,029.00           May 2028
 Class A-12 Bonds                              (4)                  $13,060,971.00           May 2028
 Class A-13 Bonds                            7.00%                   $3,054,625.00           May 2028
 Class A-14 Bonds                            7.00%                   $7,614,250.00           May 2028
 Class A-15 Bonds                              (5)                   $3,500,000.00           May 2028
 Class A-16 Bonds                            5.00%                   $2,024,125.00           May 2028
 Class A-17 Bonds                            6.75%                  $26,000,000.00           May 2028
 Class A-18 Bonds                            6.40%                  $26,000,000.00           May 2028
 Class A-19 Bonds                            6.40%                  $41,592,353.00           May 2028
 Class X Bonds                                 (6)                             (6)           May 2028
 Class B-1 Bonds                             6.75%                   $9,774,163.00           May 2028
 Class B-2 Bonds                             6.75%                   $3,743,297.00           May 2028
 Class B-3 Bonds                             6.75%                   $1,871,649.00           May 2028
 Class B-4 Bonds                             6.75%                   $1,455,726.00           May 2028
 Class B-5 Bonds                             6.75%                     $831,844.00           May 2028

                                                             Approximate Initial         Stated Maturity
            Class                         Bond                     Current                (Payment Date
         Designation                 Interest Rate            Principal Balance           Occurring In)
         -----------                 -------------           -------------------         ---------------
 Class B-6 Bonds                             6.75%                   $1,039,805.00           May 2028
 Class 2-A Bonds                             6.50%                  $85,476,274.00          April 2013
 Class 2-X Bonds                               (6)                             (6)          April 2013
 Class 2-B-1 Bonds                           6.50%                   $1,457,300.00          April 2013
 Class 2-B-2 Bonds                           6.50%                     $441,600.00          April 2013
 Class 2-B-3 Bonds                           6.50%                     $264,900.00          April 2013
 Class 2-B-4 Bonds                           6.50%                     $220,800.00          April 2013
 Class 2-B-5 Bonds                           6.50%                     $132,500.00          April 2013
 Class 2-B-6 Bonds                           6.50%                     $132,506.00          April 2013
 Class 3-A Bonds                               (7)                  $86,188,450.00          April 2028
 Class 3-B-1 Bonds                             (7)                   $2,104,500.00          April 2028
 Class 3-B-2 Bonds                             (7)                     $492,600.00          April 2028
 Class 3-B-3 Bonds                             (7)                     $268,700.00          April 2028
 Class 3-B-4 Bonds                             (7)                     $233,900.00          April 2028
 Class 3-B-5 Bonds                             (7)                     $134,300.00          April 2028
 Class 3-B-6 Bonds                             (7)                     $134,386.00          April 2028
 Class R-1 Bonds                             6.75%                         $100.00          April 2028
 Class R-2 Bonds                             6.50%                          $50.00          April 2028
 Class R-3 Bonds                               (7)                          $50.00          April 2028


----------
(1) The Class P Bonds are principal only bonds and shall not bear interest. The Current Principal Balance of the Class P Bonds initially shall be the amount shown above and is composed of three components ("COMPONENT P-1", "COMPONENT P-2" and "COMPONENT P-3") equal to (i) in the case of Component P-1 and Component P-2, the PO Percentage of each Discount Mortgage Loan in Mortgage Loan Groups 1 and 2, respectively, or $133,931 and $191,975, respectively, and in the case of Component P-3, $10,000 of principal payable from all Group 3 Mortgage Loans.

(2)      The Class A-7 and Class A-9 Bonds are interest only bonds.

(3) During the initial Interest Accrual Period, interest shall accrue on the Class A-11 Bonds at the rate of 6.5375% per annum. During each Interest Accrual Period thereafter, interest shall accrue on the Class A-11 Bonds at a per annum rate of LIBOR plus 0.85%, subject to a maximum rate of 8.50% per annum and a minimum rate of 0.85% per annum.

(4) During the initial Interest Accrual Period, interest will accrue on the Class A-12 Bonds at the rate of 7.5696% per annum. During each Interest Accrual Period thereafter, interest shall accrue on the Class A-12 Bonds at a per annum rate equal to 29.50714% -- (3.857143 x LIBOR), subject to a maximum rate of 29.50714% per annum and a minimum rate of 0.00% per annum.

(5) During the initial twelve Interest Accrual Periods, interest shall accrue on the Class A-15 Bonds at the rate of 7.75% per annum. During the next twelve Interest Accrual Periods, interest shall accrue on the Class A-15 Bonds at the rate of 7.25% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class A-15 Bonds at a per annum rate of 7.00%.

(6)      The Class X Bonds and the Class 2-X Bonds are interest only bonds.

(7) The Group 3 Bonds will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group 3 Mortgage Loans.

SECTION 6.       Denominations of Series 1998-1 Bonds.

         Each Class of Book Entry Bonds shall be evidenced by a single Bond representing the initial Class Current Principal Balance or initial Class Notional Balance, as applicable, of such Class of Bonds as of the Closing Date. The Senior Bonds (other than the Residual Bonds) shall be issued in minimum denominations of $1,000 and integral multiples of $1.00 in excess thereof and the Subordinate Bonds shall be issued in minimum denominations of $25,000 and integral multiples of $1.00 in excess thereof. Each Class of Residual Bonds shall be issued in certificated fully-registered form in a single Bond of $100 in the case of the Class R-1 Bonds, and $50, in the case of the Class R-2 and Class R-3 Bonds. Notwithstanding the foregoing, one Bond of each Class of Bonds, other than the Residual Bonds, may be issued in a different principal or notional balance. All of the Book Entry Bonds shall initially be registered on the Bond Register in the name of Cede & Co., the nominee of the Clearing Agency, and no Beneficial Owner thereof will receive a Definitive Bond representing such Beneficial Owner's interest in the Book Entry Bonds, except in the case of Individual Bond Certificates, and except in the event of Book Entry Termination.

SECTION 7.       Authentication of Series 1998-1 Bonds.

         The Series 1998-1 Bonds may be authenticated by the Trustee at the Trustee's office in the Borough of Manhattan, City and State of New York currently located at 14 Wall Street, 8th Floor, New York, New York 10005,
Attention: Corporate Trust (the "New York Office"). There shall be no Authenticating Agent for the Series 1998-1 Bonds unless the appointment of an Authenticating Agent is required as a condition to the listing of the Series 1998-1 Bonds on any stock exchange.

SECTION 8.       Payment Dates.

         For purposes of the Indenture, the Interest Payment Dates and Principal Payment Dates for the Series 1998-1 Bonds are each Payment Date. For purposes of the Indenture the Special Payment Dates for the Series 1998-1 Bonds are the 25th day of any calendar month in which any Outstanding Series 1998-1 Bonds are Overdue Bonds.

SECTION 9. Places for Payment of Principal of Series 1998-1 Bonds; Payments on Book Entry Bonds.

         (a) The final payment of principal in retirement of each Series 1998-1 Bond, other than a Class A-7 Bond, Class A-9 Bond, Class X Bond and Class 2-X Bond, or the final payment of interest in respect of a Class A-7 Bond, Class A-9 Bond, Class X Bond and Class 2-X Bond, or the final payment of contingent interest in respect of a Residual Bond (or the Redemption Price of any such Series 1998-1 Bond called for redemption in full), shall be payable upon presentation and surrender thereof only at the office of the Trustee in the Borough of Manhattan, City and State of New York.

         (b) Each payment of principal of and interest on a Book Entry Bond shall be paid to the Clearing Agency, which shall credit the amount of such payments to the accounts of its Clearing Agency Participants in accordance with its normal procedures. Each Clearing Agency Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book Entry Bonds that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book Entry Bonds that it represents. All such credits and disbursements are to be made by the Clearing Agency and the Clearing Agency Participants in accordance with the provisions of the Bonds. Neither the Trustee, the Bond Registrar nor the Issuer shall have any responsibility therefor except as otherwise provided by applicable law.

SECTION 10.      Payment on the Bonds Before Acceleration; Reports to
                 Bondholders.

         (a)     Before acceleration, if any, of the Bonds pursuant to Section
5.2 of the Indenture, the Trustee shall, on each Payment Date commencing in April 1998, pay interest and principal on the Bonds in the following priority and amounts:

         (i) Group 1 Senior Bonds. (A) On each Payment Date prior to the acceleration, if any, of the Bonds, the Group 1 Available Funds shall be paid in the following order of priority among the Group 1 Senior Bonds except as otherwise noted; provided that on each of the first 24 Payment Dates the Class A-15 Incremental Interest Amount with respect to such Payment Date shall be applied solely to make payments of Accrued Bond Interest on the Class A-15 Bonds for each such Payment Date:

         first, to the interest-bearing Classes of Group 1 Senior Bonds, the Accrued Bond Interest on each such Class for such Payment Date, any shortfall in available amounts to pay such Accrued Bond Interest being allocated among such Classes in proportion to the amount of Accrued Bond Interest otherwise payable thereon;

         second, to the interest-bearing Classes of Group 1 Senior Bonds, any Accrued Bond Interest thereon remaining unpaid from previous Payment Dates to the extent of remaining Group 1 Available Funds, with any shortfall in available amounts to pay such unpaid Accrued Bond Interest being allocated among such Classes in proportion to the amount of such Accrued Bond Interest remaining unpaid for each such Class for such Payment Date;

         third, on and before the Group 1 Cross-Over Date, to the Group 1 Senior Bonds (other than the Class A- 7, Class A-9 and Class X Bonds) in reduction of the Class Current Principal Balances or Component Current Principal Balances thereof, as applicable:

         (a) the Group 1 Senior P&I Optimal Principal Amount for such Payment Date, in the following order of priority:

                 first, to the Class A-19 Bonds up to the Class A-19 Optimal Principal Amount for such Payment Date, until the Class Current Principal Balance thereof has been reduced to zero;

                 second, to the Class R-1 Bonds until the Class Current Principal Balance thereof has been reduced to zero;

                 third, concurrently to the Class A-1 and Class A-10 Bonds in the percentages of 70.1278527901% and 29.8721472099%, respectively, until the Class Current Principal Balance of the Class A-1 Bonds has been reduced to its Planned Balance for such Payment Date;

                 fourth, concurrently to the Class A-2, Class A-17 and Class A-18 Bonds in the percentages of 46.0874438277%, 26.9562780862% and 26.9562780862%, respectively, until the
                 Class Current Principal Balance of the Class A-2 Bonds has been reduced to its Planned Balance for such Payment Date;

                 fifth, concurrently to the Class A-3 and Class A-10 Bonds in the percentages of 83.0823887667% and 16.9176112333%, respectively, until the Class Current Principal Balance of the Class A-3 Bonds has been reduced to its Planned Balance for such Payment Date;

                 sixth, concurrently to the Class A-4 and Class A-10 Bonds in the percentages of 80.3211586902% and 19.6788413098%, respectively, until the Class Current Principal Balance of the Class A-4 Bonds has been reduced to the greater of its Planned Balance for such Payment Date or $20,530,000;

                 seventh, sequentially, to the Class A-4 and Class A-6 Bonds, in that order, until their respective Class Current Principal Balances have been reduced to their respective Planned Balances for such Payment Date;

                 eighth, concurrently to the Class A-8, Class A-10, Class A-17 and Class A-18 Bonds in the percentages of 62.2031621534%, 8.2735568848%, 14.7616404809% and 14.7616404809%,
                 respectively, until the Class Current Principal Balance of the Class A-8 Bonds has been reduced to its Planned Balance for such Payment Date;

                 ninth, to the Class A-5 Bonds until the Class Current Principal Balance thereof has been reduced to its Planned Balance for such Payment Date;

                 tenth, concurrently to the Class A-13 and Class A-16 Bonds in the percentages of 87.5% and 12.5%, respectively, until their respective Class Current Principal Balances have been reduced to their respective Planned Balances for such Payment Date;

                 eleventh, concurrently to the Class A-14, Class A-15 and Class A-16 Bonds in the percentages of 59.9452842072%, 27.5547157928% and 12.5%, respectively, until their respective Class Current Principal Balances have been reduced to their respective Planned Balances for such Payment Date;

                 twelfth, concurrently to the Class A-11 and Class A-12 Bonds, pro rata, until their respective Class Current Principal Balances have been reduced to zero;

                 thirteenth, concurrently to the Class A-8, Class A-10, Class A-17 and Class A-18 Bonds in the percentages set forth in clause eighth above, without regard to the Planned Balance of the Class A-8 Bonds for such Payment Date, until the Class Current Principal Balance of the Class A-8 Bonds has been reduced to zero;

                 fourteenth, to the Class A-5 Bonds without regard to the Planned Balance thereof for such Payment Date, until the Class Current Principal Balance of the Class A-5 Bonds has been reduced to zero;

                 fifteenth, concurrently to the Class A-13 and Class A-16 Bonds in the percentages set forth in clause tenth above, without regard to the Planned Balance of the Class A-13 Bonds for such Payment Date, until the Class Current Principal Balance of the Class A-13 Bonds has been reduced to zero;

                 sixteenth, concurrently to the Class A-14, Class A-15 and Class A-16 Bonds in the percentages set forth in clause eleventh above, without regard to their respective Planned Balances for such Payment Date, until their respective Class Current Principal Balances have been reduced to zero;

                 seventeenth, concurrently to the Class A-1 and Class A-10 Bonds in the percentages set forth in clause third above, without regard to the Planned Balance of the Class A-1 Bonds for such Payment Date, until the Class Current Principal Balance of the Class A-1 Bonds has been reduced to zero;

                 eighteenth, concurrently to the Class A-2, Class A-17 and Class A-18 Bonds in the percentages set forth in clause fourth above, without regard to the Planned Balance of the Class A-2 Bonds for such Payment Date, until the Class Current Principal Balance of the Class A-2 Bonds has been reduced to zero;

                 nineteenth, concurrently to the Class A-3 and Class A-10 Bonds in the percentages set forth in clause fifth above, without regard to the Planned Balance of the Class A-3 Bonds for such Payment Date, until the Class Current Principal Balance of the Class A-3 Bonds has been reduced to zero;

                 twentieth, concurrently to the Class A-4 and Class A-10 Bonds in the percentages set forth in clause sixth above, without regard to the Planned Balance of the Class A-4 Bonds for such Payment Date, until the Class Current Principal Balance of the Class A-4 Bonds has been reduced to $20,530,000; and

                 twenty-first, sequentially, to the Class A-4 and Class A-6 Bonds, in that order, without regard to their respective Planned Balances for such Payment Date, until their respective Class Current Principal Balances have been reduced to zero; and

         (b) the Component P Principal Payment Amount for Component P-1 and such Payment Date, to the Class P Bonds, until the Component Current Principal Balance of Component P-1 has been reduced to zero; and

         fourth, the Component P Deferred Amount for Component P-1 for such Payment Date, to the Class P Bonds; provided, that (i) on any Payment Date, payments pursuant to this priority fourth shall not exceed the excess, if any, of (x) the Group 1 Available Funds remaining after giving effect to payments pursuant to clauses first through third above over (y) the sum of the amount of Accrued Bond Interest for such Payment Date and Accrued Bond Interest remaining unpaid from previous Payment Dates on all Classes of Group 1 Subordinate Bonds then outstanding, (ii) such payments shall not reduce the Component Current Principal Balance of Component P-1, and (iii) no payment shall be made in respect of the Component P Deferred Amount for Component P-1 after the Group 1 Cross-Over Date.

         (B) On each Payment Date prior to the acceleration, if any, of the Bonds and after the Group 1 Cross-Over Date, payments of principal on the outstanding Group 1 Senior Bonds (other than the Class A-7, Class A-9 and Class X Bonds and Component P-1) shall be made pro rata among all such Group 1 Senior Bonds, regardless of the allocation, or sequential nature, of principal payments described in priority third (a) above, and the Component P Principal Payment for Component P-1 shall be paid to the Class P Bonds until the Component Current Principal Balance of Component P-1 has been reduced to zero.

         (C) If, after payments have been made pursuant to priorities first and second of this Section 10(a)(i) on any Payment Date, the remaining Group 1 Available Funds, are less than the sum of the Group 1 Senior P&I Optimal Principal Amount and the Component P Principal Payment Amount for Component P-1 for such Payment Date, such amounts shall be proportionately reduced, and such remaining Group 1 Available Funds shall be paid on the Group 1 Senior Bonds (other than the Class A-7, Class A-9 and Class X Bonds) on the basis of such reduced amounts. Notwithstanding any reduction in principal payable to the Component P-1 pursuant to this paragraph, the Component Current Principal Balance of Component P-1 shall be reduced not only by principal so paid but also by the difference between (i) principal payable to the Class P Bonds with respect to Component P-1 in accordance with clause (b) of priority third above and (ii) principal actually paid to the Class P Bonds with respect to Component P-1 after giving effect to this paragraph (such difference, the "Component P-1 Cash Shortfall" with respect to such Payment Date). The Component P-1 Cash Shortfall with respect to any Payment Date shall be added to the Component P Deferred Amount applicable to Component P-1.

         (ii) Group 1 Subordinate Bonds. On each Payment Date prior to the acceleration, if any, of the Bonds, the Group 1 Available Funds remaining after the payments made pursuant to Section 10(a)(i) shall be paid to the Group 1 Subordinate Bonds sequentially, in the following order, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Bonds, in each case up to an amount equal to and in the following order: (a) the Accrued Bond Interest thereon for such Payment Date, (b) any Accrued Bond Interest thereon remaining undistributed from previous Payment Dates and (c) such Class's Allocable Share for such Payment Date.

         (iii) Group 2 Senior Bonds. (A) On each Payment Date prior to the acceleration, if any, of the Bonds, the Group 2 Available Funds shall be paid in the following order of priority among the Group 2 Senior Bonds except as otherwise noted:

         first, to the interest-bearing Classes of Group 2 Senior Bonds, the Accrued Bond Interest on each such Class for such Payment Date, any shortfall in available amounts to pay such Accrued Bond Interest being allocated among such Classes in proportion to the amount of Accrued Bond Interest otherwise payable thereon;

         second, to the interest-bearing Classes of Group 2 Senior Bonds, any Accrued Bond Interest thereon remaining undistributed from previous Payment Dates to the extent of remaining Group 2 Available Funds, with any shortfall in available amounts to pay such unpaid Accrued Bond Interest being allocated among such Classes in proportion to the amount of such Accrued Bond Interest remaining undistributed for each such Class for such Payment Date;

         third, to the Group 2 Senior Bonds (other than the Class 2-X Bonds) in reduction of the Class Current Principal Balances or Component Current Principal Balance thereof, as applicable:

                 (a) the Group 2 Senior P&I Optimal Principal Amount for such Payment Date, in the following order of priority:

                          (i) to the Class R-2 Bonds until the Class Current Principal Balance thereof has been reduced to zero;

                          (ii) to the Class 2-A Bonds until the Class Current Principal Balance of the Class 2-A Bonds has been reduced to zero; and

                 (b) the Component P Principal Payment Amount for Component P-2 for such Payment Date, to the Class P Bonds, until the Component Current Principal Balance of Component P-2 has been reduced to zero; and

         fourth, the Component P Deferred Amount for Component P-2 for such Payment Date, to the Class P Bonds; provided that (i) on any Payment Date, payments pursuant to this priority fourth shall not exceed the excess, if any, of (x) the Group 2 Available Funds remaining after giving effect to payments pursuant to clauses first through third above over (y) the sum of the amount of Accrued Bond Interest for such Payment Date and Accrued Bond Interest remaining unpaid from previous Payment Dates on all Classes of Group 2 Subordinate Bonds then outstanding, (ii) such payments shall not reduce the Component Current Principal Balance of Component P-2 and (iii) no payment shall be made in respect of the Component P Deferred Amount for Component P-2 after the Group 2 Cross-Over Date.

         (B) If, after payments have been made pursuant to priorities first and second of this Section 10(a)(iii) on any Payment Date, the remaining Group 2 Available Funds are less than the sum of the Group 2 Senior P&I Optimal Principal Amount and the Component P Principal Payment Amount for Component P-2 for such Payment Date, such amounts shall be proportionately reduced, and such remaining Group 2 Available Funds shall be paid on the Group 2 Senior Bonds (other than the Class 2-X Bonds) on the basis of such reduced amounts. Notwithstanding any reduction in principal payable to the Class P Bonds pursuant to this paragraph, the Component Current Principal Balance of Component P-2 shall be reduced not only by principal so paid but also by the difference between (i) principal payable to the Class P Bonds with respect to Component P-2 in accordance with clause (b) of priority third above and (ii) principal actually paid to the Class P Bonds with respect to Component P-2 after giving effect to this paragraph (such difference, the "Component P-2 Cash Shortfall" with respect to such Payment Date). The Component P-2 Cash Shortfall with respect to any Payment Date shall be added to the Component P Deferred Amount applicable to Component P-2.

         (iv) Group 2 Subordinate Bonds. On each Payment Date prior to the acceleration, if any, of the Bonds, the Group 2 Available Funds remaining after the payments made pursuant to Section 10(a)(iii) shall be paid to the Group 2 Subordinate Bonds sequentially, in the following order, to the Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Bonds, in each case up to an amount equal to and in the following order: (a) the Accrued Bond Interest thereon for such Payment Date, (b) any Accrued Bond Interest thereon remaining unpaid from previous Payment Dates and (c) such Class's Allocable Share for such Payment Date.

         (v) Group 3 Senior Bonds. On each Payment Date prior to the acceleration, if any, of the Bonds, the Group 3 Available Funds shall be paid in the following order of priority among the Group 3 Senior Bonds except as otherwise noted:

         first, to the interest-bearing Classes of Group 3 Senior Bonds, the Accrued Bond Interest on each such Class for such Payment Date, any shortfall in available amounts to pay such Accrued Bond Interest being allocated among such Classes in proportion to the amount of Accrued Bond Interest otherwise payable thereon;

         second, to the interest-bearing Classes of Group 3 Senior Bonds, any Accrued Bond Interest thereon remaining unpaid from previous Payment Dates, to the extent of remaining Group 3 Available Funds, with any shortfalls in available amounts being allocated between such Classes in proportion to the amount of Accrued Bond Interest remaining unpaid for each such Class for such Payment Date;

         third, the Group 3 Senior P&I Optimal Principal Amount for such Payment Date in the following order of priority: (a) to the Class R-3 Bonds until the Class Current Principal Balance thereof has been reduced to zero; and (b) concurrently to the Class 3-A Bonds and Component P-3, pro rata, until the Class Current Principal Balance and the Component Current Principal Balance thereof, respectively, have been reduced to zero.

         (vi) Group 3 Subordinate Bonds. On each Payment Date prior to the acceleration, if any, of the Bonds, the Group 3 Available Funds remaining after the payments made pursuant to Section 10(a)(v) shall be paid among the Group 3 Subordinate Bonds sequentially, in the following order, to the Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Bonds, in each case up to an amount equal to and in the following order: (a) the Accrued Bond Interest thereon for such Payment Date, (b) any Accrued Bond Interest thereon remaining unpaid from previous Payment Dates and (c) such Class's Allocable Share for such Payment Date.

         (b) On each Payment Date, any Available Funds remaining in the Collection Account after payment of interest and principal as described above shall be paid to the Class R-1 Bonds.

         (c) No Accrued Bond Interest shall be payable with respect to any Class of Bonds after the Payment Date on which the Current Class Principal Balance or Class Notional Balance of such Class has been reduced to zero.

         (d) On each Payment Date, the Trustee shall pay to the Holders of the Class R-2 and Class R-3 Bonds as contingent interest any remaining amounts in REMIC II and REMIC III, respectively, after all amounts otherwise required to be paid have been so paid, which remaining amounts shall not reduce the Class Current Principal Balances of the Class R-2 and Class R-3 Bonds.

         (e)     Payment of the above amounts to each Bondholder shall be made
(i) by check mailed to each Bondholder entitled thereto at the address appearing in the Bond Register or (ii) upon receipt by the Trustee on or before the fifth Business Day preceding the Record Date of written instructions from a Bondholder holding Bonds representing an initial aggregate Current Principal Balance or Class Notional Balance of not less than $1,000,000 by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of each Class of Bonds shall be made as provided in Section 9(a).

         (f) Concurrently with each payment to Bondholders, the Trustee shall forward by first-class mail to each Bondholder, with a copy to the Issuer and the Rating Agencies, a statement setting forth the following information, expressed with respect to clauses (i) through (vi) of Section 10(a) in the aggregate and with respect to an individual Bond representing an initial Current Principal Balance of $1,000, or in the case of a Class of Interest Only Bonds, a Class Notional Balance of $1,000, or in the case of the Residual Bonds, an initial Current Principal Balance of $50 (in each case, an "Individual Bond" with respect to the applicable Class):

                 (i) the Class Current Principal Balance (or Class Notional Balance in the case of a Class of Interest Only Bonds) of each Class of Bonds immediately prior to such Payment Date;

                 (ii) the amount of the payment allocable to principal on each applicable Class of Bonds;

                 (iii) the aggregate amount of interest accrued at the related Bond Interest Rate with respect to each Class of interest-bearing Bonds during the related Interest Accrual Period;

                 (iv) the Net Interest Shortfall and any other adjustments to interest at the related Bond Interest Rate necessary to account for any difference between interest accrued and aggregate interest paid with respect to each Class of interest-bearing Bonds;

                 (v) the amount of the payment allocable to interest on each Class of interest-bearing Bonds;

                 (vi) the Bond Interest Rates for each Class of interest-bearing Bonds with respect to such Payment Date;

                 (vii) the Class Current Principal Balance (or Class Notional Balance in the case of a Class of Interest Only Bonds) of each Class of Bonds after such Payment Date;

                 (viii) the amount of any Monthly Advances, Compensating Interest Payments and outstanding unreimbursed advances by the Master Servicers included in such payment, separately stated for each Mortgage Loan Group;

                 (ix) the amount of any Realized Losses (listed separately for each Mortgage Loan Group) during the related Prepayment Period and cumulatively since the Cut-off Date and the amount and source (separately identified) of any payment in respect thereof included in such payment;

                 (x) the amount of Scheduled Principal and Principal Prepayments, including but separately identifying the principal amount of Principal Prepayments, Insurance Proceeds, the purchase price in connection with the purchase of Mortgage Loans, cash deposits in connection with the substitutions of Mortgage Loans and Net Liquidation Proceeds) with respect to each Mortgage Loan Group and the number and principal balance of Mortgage Loans purchased or substituted for during the relevant period and cumulatively since the Cut-off Date with respect to each Mortgage Loan Group;

                 (xi) the number of Mortgage Loans (excluding REO Property) in each Mortgage Loan Group remaining in the Trust Fund as of the end of the related Due Period;

                 (xii) information for each Mortgage Loan Group regarding any Mortgage Loan delinquencies as of the end of the related Due Period, including the aggregate number, aggregate Outstanding Principal Balance and aggregate Scheduled Principal Balance of Mortgage Loans delinquent one month, two months and three months or more;

                 (xiii) for each Mortgage Loan Group, the number of Mortgage Loans in the foreclosure process as of the end of the related Due Period and the aggregate Outstanding Principal Balance of such Mortgage Loans;

                 (xiv) for each Mortgage Loan Group, the number and aggregate Outstanding Principal Balance of all Mortgage Loans as to which the Mortgaged Properties were REO Properties as of the end of the related Due Period;

                 (xv) the book value (the sum of (A) the Outstanding Principal Balance of the Mortgage Loan, (B) accrued interest through the date of foreclosure and (C) foreclosure expenses) of any REO Property in each Mortgage Loan Group; provided, however, that in the event that such information is not available to the relevant Master Servicer and the Trustee on the Payment Date, such information shall be furnished promptly after it becomes available;

                 (xvi) the amount of Realized Losses allocated to each Class of Bonds since the prior Payment Date and in the aggregate for all prior Payment Dates; and

                 (xvii) the then applicable Senior Percentage, Senior Prepayment Percentage, Subordinate Percentage and Subordinate Prepayment Percentage for each Bond Group.

The information set forth above shall be calculated, or reported, as the case may be, by the Trustee based on data provided by the Master Servicers pursuant to Section 6.02 of the Pooling and Servicing Agreement [and, with respect to prior periods, Section 6.06 of the Pooling and Servicing Agreement], upon which the Trustee may conclusively rely. The information furnished by the Master Servicers shall be sufficient for the Trustee to calculate any statement it is required to make.

         (f) By April 30 of each year beginning in 1999, the Trustee will furnish a report to each Holder of the Bonds of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (e)(ii) and (e)(v) above with respect to the Bonds, plus information with respect to the amount of servicing compensation and such other customary information as the Master Servicers may determine to be necessary and/or to be required by the Internal Revenue Service or by a federal or state law or rules or regulations to enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to the requirements of the Code.

SECTION 11.      Payment on the Bonds on and after Acceleration.

         On each Payment Date, if the Bonds are declared due and payable pursuant to Section 5.2 of the Indenture, (i) Accrued Bond Interest on each Class of interest-bearing Bonds shall be paid pro rata in accordance with the amount of unpaid Accrued Bond Interest on each such Class of Bonds from Available Funds, (ii) payments of principal on each outstanding Class of the Bonds (other than the Class A-7, Class A-9, Class X and Class 2-X Bonds) shall be paid pro rata out of remaining Available Funds until the Class Current Principal Balance of each such outstanding Class has been reduced to zero and
(iii) any remaining Available Funds shall be used to repay any previously unpaid Realized Losses (including interest and principal) allocated to the Bonds, pro rata in accordance with such unpaid Realized Losses.

SECTION 12. Allocation of Realized Losses, Net Interest Shortfalls, Subordinate Bonds Writedown Amounts and Component P.

         (a)     (A)      On each Payment Date, with respect to the Group 1
Bonds, the principal portion of each Realized Loss on a Group 1 Mortgage Loan (other than any Excess Special Hazard Loss) shall be allocated as follows:

                 (i) The applicable PO Percentage of the principal portion of any such Realized Loss on a Discount Mortgage Loan in Mortgage Loan Group 1 and any Component P Cash Shortfall relating to Component P-1 shall be allocated to Component P-1 until the Component Current Principal Balance thereof is reduced to zero; and

                 (ii) The applicable Non-PO Percentage of the principal portion of any such Realized Loss shall be allocated as follows:

                          first, to the Class B-6 Bonds until the Class Current
                 Principal Balance thereof has been reduced to zero;

                          second, to the Class B-5 Bonds until the Class
                 Current Principal Balance there has been reduced to zero;

                          third, to the Class B-4 Bonds until the Class Current
                 Principal Balance thereof has been reduced to zero;

                          fourth, to the Class B-3 Bonds until the Class
                 Current Principal Balance thereof has been reduced to zero;

                          fifth, to the Class B-2 Bonds until the Class Current
                 Principal Balance thereof has been reduced to zero;

                          sixth, to the Class B-1 Bonds until the Class Current
                 Principal Balance thereof has been reduced to zero;

                          seventh, to the Classes of Group 1 Senior P&I Bonds,
                 pro rata.

                 (B) On each Payment Date, with respect to the Group 2 Bonds, the principal portion of each Realized Loss on a Group 2 Mortgage Loan shall be allocated as follows:

                 (i) The applicable PO Percentage of the principal portion of any such Realized Loss on a Discount Mortgage Loan in Mortgage Loan Group 2 and any Component P Cash Shortfall relating to Component P-2 shall be allocated to Component P-2 until the Component Current Principal Balance thereof is reduced to zero; and

                          (ii) The applicable Non-PO Percentage of the principal portion of such Realized Loss (other than any Excess Special Hazard Loss) shall be allocated as follows:

                          first, to the Class 2-B-6 Bonds until the Class
                 Current Principal Balance thereof has been reduced to zero;

                          second, to the Class 2-B-5 Bonds until the Class
                 Current Principal Balance thereof has been reduced to zero;

                          third, to the Class 2-B-4 Bonds until the Class
                 Current Principal Balance thereof has been reduced to zero;

                          fourth, to the Class 2-B-3 Bonds until the Class
                 Current Principal Balance thereof has been reduced to zero;

                          fifth, to the Class 2-B-2 Bonds until the Class
                 Current Principal Balance thereof has been reduced to zero;

                          sixth, to the Class 2-B-1 Bonds until the Class
                 Current Principal Balance thereof has been reduced to zero;

                          seventh, to the Class 2-A Bonds.

                 (C) With respect to any Payment Date, with respect to Group 3 Bonds, the principal portion of each Realized Loss on a Group 3 Mortgage Loan (other than any Excess Special Hazard Loss) shall be allocated as follows:

                          first, to the Class 3-B-6 Bonds until the Class
                 Current Principal Balance thereof has been reduced to zero;

                          second, to the Class 3-B-5 Bonds until the Class
                 Current Principal Balance thereof has been reduced to zero;

                          third, to the Class 3-B-4 Bonds until the Class
                 Current Principal Balance thereof has been reduced to zero;

                          fourth, to the Class 3-B-3 Bonds until the Class
                 Current Principal Balance thereof has been reduced to zero;

                          fifth, to the Class 3-B-2 Bonds until the Class
                 Current Principal Balance thereof has been reduced to zero;

                          sixth, to the Class 3-B-1 Bonds until the Class
                 Current Principal Balance thereof has been reduced to zero;

                          seventh, to the Group 3 Senior P&I Bonds, pro rata.

                 (D) With respect to any Payment Date, the principal portion of any Excess Special Hazard Loss with respect to a Mortgage Loan in a Mortgage Loan Group shall be allocated as follows:

                 (i) with respect to any Discount Mortgage Loan in Mortgage Loan Group 1 or Mortgage Loan Group 2, the applicable PO Percentage of any such Excess Special Hazard Loss and any Component P Cash Shortfall relating to Component P-1 or P-2 shall be allocated to Component P-1 and Component P-2, respectively; and

                 (ii) with respect to any Mortgage Loan, the applicable Non-PO Percentage of any such Excess Special Hazard Loss shall be allocated pro rata among all Classes of Bonds of the related Bond Group (other than the Stripped P Components of the Class P Bonds, and the Class A-7, Class A-9, Class X and Class 2-X Bonds).

                 (E) Notwithstanding the foregoing, no such allocation of the principal portion of any Realized Loss shall be made on any Payment Date to
(A) any Class of Group 1 Bonds or Component P-1 to the extent that such allocation would result in the reduction of the aggregate of the Class Current Principal Balances of all the Group 1 Bonds and the Component Current Principal Balance of Component P-1 as of such Payment Date, after giving effect to all payments and prior allocations of the principal portion of Realized Losses on such date, to an amount less than the aggregate of the Scheduled Principal Balances of all of the Group 1 Mortgage Loans as of the preceding Due Date (such limitation, the "Group 1 Loss Allocation Limitation"), (B) any Class of Group 2 Bonds or Component P-2 to the extent that such allocation would result in the reduction of the aggregate of the Class Current Principal Balances of all the Group 2 Bonds and the Component Current Principal Balance of Component P-2 as of such Payment Date, after giving effect to all payments and prior allocations of the principal portion of Realized Losses on such date, to an amount less than the aggregate of the Scheduled Principal Balances of the Group 2 Mortgage Loans as of the preceding Due Date (such limitation, the "Group 2 Loss Allocation Limitation") and (C) a Class of Group 3 Bonds or Component P-3 to the extent that such allocation would result in the reduction of the aggregate of the Class Current Principal Balances of all the Group 3 Bonds and the Component Current Principal Balance of Component P-3 as of such Payment Date, after giving effect to all payments and prior allocations of Realized Losses on such date, to an amount less than the aggregate of the Scheduled Principal Balances of the Group 3 Mortgage Loans as of the preceding Due Date (such limitation, the "Group 3 Loss Allocation Limitation").

         (b) Any Realized Losses allocated to a Class of Bonds pursuant to Subsection 12(a) shall be allocated among the Bonds of such Class in proportion to their respective Current Principal Balances. Any allocation of Realized Losses pursuant to this Subsection 12(b) shall be accomplished by reducing the Class Current Principal Balance of the related Class of Bonds or the Component Current Principal Balance of the related P Component on the related Payment Date in accordance with Subsection 12(c).

         (c) All allocations of the principal portion of Realized Losses in accordance with this Section 12 shall be accomplished on a Payment Date by reducing the Class Current Principal Balances of the applicable Classes and the Component Current Principal Balances of the applicable P Components by their appropriate shares of any such losses occurring during the month preceding the month of such Payment Date, after giving effect to payments made on such Payment Date, except that the aggregate amount of the principal portion of Realized Losses to be allocated to Component P-1 or Component P-2 on any Payment Date through the Group 1 Cross-Over Date or the Group 2 Cross-Over Date, as applicable, will be taken into account in determining payments in respect of the applicable Component P Deferred Amount for such Payment Date.

         (d) On each Payment Date, the Indenture Trustee shall determine the Group 1 Subordinate Bond Writedown Amount, Group 2 Subordinate Bond Writedown Amount and Group 3 Subordinate Bond Writedown Amount, respectively, if any. Any such Group 1 Subordinate Bond Writedown Amount, Group 2 Subordinate Bond Writedown Amount or Group 3 Subordinate Bond Writedown Amount, respectively, shall effect a corresponding reduction in the Class Current Principal Balance of (i) if prior to the Group 1 Cross-Over Date, the Group 2 Cross-Over Date or Group 3 Cross-Over Date, as applicable, the Current Principal Balances of the Group 1 Subordinate Bonds, the Group 2 Subordinate Bonds and the Group 3 Subordinate Bonds, respectively, in the reverse order of their numerical Class designations and (ii) from and after the Group 1 Cross-Over Date, the Group 2 Cross-Over Date or Group 3 Cross-Over Date, as applicable, the Group 1 Senior Bonds (excluding Component P-1), the Group 2 Senior Bonds (excluding Component P-2) and the Group 3 Senior Bonds, respectively, pro rata, which reduction shall occur on such Payment Date after giving effect to payments made on such Payment Date.

         (e) On each Payment Date, on or prior to the Group 1 Cross-Over Date, the Indenture Trustee shall determine the Component P Deferred Payment Writedown Amount, if any, for each of Component P-1 and Component P-2 for such Payment Date. Any such Component P Deferred Payment Writedown Amount shall effect a corresponding reduction in the Class Current Principal Balance of the Subordinate Bonds of the applicable Bond Group, in the reverse order of their numerical Class designations.

         (f) Net Interest Shortfalls shall be allocated among the Classes of Bonds in a Bond Group in proportion to the amount of Accrued Bond Interest that would have been allocated thereto in the absence of such shortfalls. The interest portion of Realized Losses in a Mortgage Loan Group shall be allocated first to the Classes of Subordinate Bonds in the related Bond Group in reverse order of their numerical designations and, following the applicable Cross- Over Date, such Realized Losses will be allocated to the Classes of interest-bearing Senior Bonds in the related Bond Group in proportion to the amount of Accrued Bond Interest that would have been allocated thereto in the absence of such Realized Losses.

         (g) Any Realized Loss allocated to a Class or Component P shall be allocated to the Corresponding Class of REMIC I Interest and the Corresponding Class of REMIC II Interest.

SECTION 13. Transfer of Certificates to Trustee; Deposits to Collection Account; Pledged Accounts.

         (a) The Conventional Certificates shall have been registered in the name of the Trustee or its Qualified Nominee by no later than the Closing Date pursuant to Section 2.12(f)(iii) of the Indenture. The Trustee shall have confirmed in writing on or prior to the Closing Date that it is holding such Conventional Certificates as Trustee.

         (b) On the Closing Date, the Issuer shall deposit or cause to be deposited in the Collection Account the Initial Deposit. The Issuer shall not be required to make or cause to be made any other deposit of funds in the Collection Account on the Closing Date. The Initial Deposit shall be held in a separate sub-account of the Collection Account and shall not be invested. On each Payment Date, the Class A-15 Incremental Interest Amount shall be paid as provided in Section 10(a)(i)(A); provided, however, that (i) if on any Payment Date (A) the remaining amount of the Initial Deposit, after payments on the Bonds otherwise to be made on such Payment Date, exceeds (B) an amount equal to 1% of the aggregate of the Scheduled Principal Balances of the Mortgage Loans in all of the Mortgage Loan Groups, the amount by which the amount referred to in clause (A) exceeds the amount referred to in clause (B) shall be deducted from the remaining amount of the Initial Deposit and paid to the Holder of the Class R-3 Bonds and (ii) on the twenty-fourth Payment Date, after payments on the Bonds otherwise to be made on such Payment Date, any remaining amount of the Initial Deposit shall be paid to the Holder of the Class R-3 Bonds.

         (c) A Qualified GIC shall not be granted to the Trustee with respect to the investment of funds in any Pledged Account for the Series 1998-1 Bonds.

SECTION 14.      Requirements for Issuance of Series 1998-1 Bonds.

         Except as otherwise expressly provided immediately below and elsewhere herein, no additional items shall be required to be delivered to the Trustee pursuant to Sections 2.12(k) and 2.12(n) of the Indenture in connection with the issuance of the Series 1998-1 Bonds:

         (a)     An executed counterpart of the Pooling and Servicing
Agreement.

         (b) A certificate of a vice president of BSMCC, dated as of the Closing Date, certifying that the representations and warranties made by BSMCC in the Loan Purchase Agreements are true and correct as of the Closing Date.

SECTION 15.      Calculations with Respect to Underlying Mortgage Loans.

         Calculations with respect to the Mortgage Loans underlying the Conventional Certificates granted as security for the Series 1998-1 Bonds shall be made on a mortgage loan-by-mortgage loan basis to the extent required to determine the amounts to be paid on the Bonds on each Payment Date.

SECTION 16.      Redemption.

         If on a Bond Redemption Date, BSMCC or its designee, or the Issuer, as applicable, exercises its rights to purchase the Mortgage Loans in a Mortgage Loan Group pursuant to Section 10.01 of the Pooling and Servicing Agreement, on such Bond Redemption Date the Trustee shall apply the Repurchase Price in effecting a full redemption of the Bonds of the related Bond Group.

SECTION 17.      Actions by Trustee as Holder of Conventional Certificates.

         (a) With the consent of the Holders of Series 1998-1 Bonds representing not less than 66-2/3% of the aggregate Principal Balance of all Outstanding Series 1998-1 Bonds, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by an Issuer Resolution, and the Trustee may take any action that by the terms of the Pooling and Servicing Agreement requires the consent of the holder of the Conventional Certificates, including but not limited to: (1) entering into any amendments to the Pooling and Servicing Agreement; (2) removing or consenting to the removal of, and appointing or consenting to the appointment of, a successor Master Servicer; and (3) removing or consenting to the removal of, and appointing or consenting to the appointment of, the Person acting as trustee under the Pooling and Servicing Agreement; provided, however, that no such action shall, without the consent of the Holder of each Outstanding Bond affected thereby:

                 (1) reduce the amount of, or delay the timing of, payments received on its related Trust Fund that are required to be distributed on any Conventional Certificate or change the repurchase price with respect thereto, change any place of payment where, or the coin or currency in which, any Conventional Certificate or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest or principal due on any Conventional Certificate or adversely affect the tax consequences to any holder of a Conventional Certificate;

                 (2) change the requirement of the consent of the holders of the Conventional Certificate for any such action pursuant to the Pooling and Servicing Agreement;

                 (3) modify any of the provisions of this Section, except to increase any percentage specified herein; or

                 (4) permit the creation of any lien ranking prior to or on a parity with the related Trust created by the Pooling and Servicing Agreement with respect to any part of its related Trust Fund or terminate the related Trust created by the Pooling and Servicing Agreement on any property at any time subject thereto or deprive the Holder of any Bond of the security afforded by the Conventional Certificate;

provided, however, that notwithstanding the foregoing provisions of this Section, Issuer and the Trustee may, without the consent of any Holder of any Series 1998-1 Bonds, consent to the release from or termination of a Trust created by the Pooling and Servicing Agreement with respect to any

Mortgage Loan when such action by the Issuer and the Trustee is specifically authorized by any other provision of the Indenture, this Series 1998-1 Supplement or the Pooling and Servicing Agreement.

         The Trustee may in its discretion determine whether or not any Series 1998-1 Bonds would be affected by any proposed action and any such determination shall be conclusive upon the Holders of all Series 1998-1 Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any written instrument proposed to effect such action, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Trustee of any written instrument proposed to effect such action pursuant to this Section, the Issuer shall mail to the Holders of the Series 1998-1 Bonds to which such action relates a notice setting forth in general terms the substance of such action. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such action.

         (b) The Issuer hereby acknowledges and agrees that should the Person acting as trustee under the Pooling and Servicing Agreement demand indemnity satisfactory to it as a condition precedent to taking any action requested by the Trustee, as holder of the Conventional Certificates, the Trustee hereunder shall have no duty or obligation to advance its own funds in fulfillment of such indemnity, but rather may request such indemnity from the Issuer or from the Holders of the Series 1998-1 Bonds.

SECTION 18.      REMIC Administration.

         (a)     The Trustee shall perform all duties of the Issuer under
Section 4.3 of the Indenture. The Trustee shall make elections to treat REMIC I, REMIC II and REMIC III as REMICs under the Code and, if necessary, under applicable state law. Such elections will be made on Forms 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Bonds are issued. For the purposes of the REMIC elections in respect of the Trust Estate, each Class of Bonds having no Components (other than the Class R-1, Class R-2 and Class R-3 Bonds), and each Component shall be designated as the "regular interests" and the Class R-3 Bonds shall be designated as the sole class of "residual interest" in REMIC III. The REMIC I Interests shall be designated as "regular interests" and the Class R-1 Bonds shall be designated as the sole class of "residual interest" in REMIC I. The REMIC II Interests shall be designated as "regular interests" and the Class R-2 Bonds shall be designated as the sole class of "residual interest" in REMIC II. The Trustee shall not permit the creation of any "interests" in the Trust Estate (within the meaning of Section 860G of the Code) other than the interests represented by the REMIC I Interests, REMIC II Interests and the Bonds (including the Components).

         (b) The Closing Date is hereby designated as the "startup day" of each of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

         (c) The Trustee shall pay out of its own funds, without any right of reimbursement from the Trust Estate, any and all expenses relating to any tax audit of the Trust Estate (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect thereto that involved the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel not obtained in connection with such an audit and other than taxes, in either case except as specified in the Pooling and Servicing Agreement. The Holder of the Class R-1 Bonds shall be the tax matters person of REMIC I, the Holder of the Class R-2 Bonds shall be the tax matters person of REMIC II and the Holder of the Class R-3 Bonds shall be the tax matters person of REMIC III, in each case in the manner provided under Treasury Regulations Section 1.860F-4(d) and Temporary Treasury Regulations Section 301.6231(a)(7)-1 and the Trustee is hereby irrevocably designated and shall serve as attorney-in-fact and agent for any such Persons that are tax matters persons. The Trustee, as designated by the tax matters persons, shall (i) act on behalf of REMIC I, REMIC II and REMIC III in relation to any tax matter or controversy involving REMIC I, REMIC II or REMIC III and (ii) represent REMIC I, REMIC II or REMIC III in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. To the extent authorized under the Code and the regulations promulgated thereunder, the Issuer hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any tax returns required to be filed on behalf of the REMICs.

         (d) The Trustee shall prepare or cause to be prepared, sign and file all of the tax returns in respect of each Series REMIC, other than tax returns required to be filed by a Master Servicer pursuant to the Pooling and Servicing Agreement. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor. The Trustee shall cause the first federal income tax return of each Series REMIC to include the information required by Treasury Regulation Section 1.860D-1(d)(2) and Treasury Regulation Section 1.860F-4(b)(2).

         (e) The Trustee shall perform on behalf of the Trust Estate all reporting and other tax compliance duties that are the responsibility of the Trust Estate under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Class R-1, Class R-2 or a Class R-3 Bond such information as is necessary for the application of any tax relating to the transfer of a Class R-1, Class R-2 or a Class R-3 Bond to any Person who is not a Permitted Transferee, (ii) to Bondholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Estate. The Prepayment Assumption for the purposes of Section 4.3(b)(iv) of the Indenture is the Prepayment Assumption as defined in Section 1 hereof.

         (f) The Trustee shall take such action and shall cause the Trust Estate created hereunder to take such action as shall be necessary to create or maintain the status of each Series REMIC as a REMIC under the REMIC Provisions. The Trustee shall not take any action, cause REMIC I, REMIC II or REMIC III to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of the Series REMICs as a REMIC or (ii) result in the imposition of a tax upon the Trust Estate (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action but in no event shall such Opinion of Counsel be an expense of the Trustee) to the effect that the contemplated action will not, with respect to any of the Series REMICs created hereunder, endanger such status or result in the imposition of such a tax. The Trustee shall cause the Master Servicers not to take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that an Adverse REMIC Event could occur with respect to such action. At all times as may be required by the Code, the Trustee will take no action, nor permit any such action, that it knows will cause substantially all of the assets of the Trust Estate (other than the Initial Deposit) to not consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (g) In the event that any tax is imposed on a "prohibited transaction" of any of the Series REMICS created hereunder as defined in
Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any of the Series REMICs as defined in Section 860G(c) of the Code, on any contributions to any of the Series REMICs after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 17(m) hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations hereunder, (ii) to the applicable Master Servicer pursuant to the Pooling and Servicing Agreement, if such tax arises out of or results from a breach by such Master Servicer of any of its obligations under the Pooling and Servicing Agreement, or otherwise (iii) from the applicable Group Available Funds.

         (h) On or before April 15 of each calendar year, commencing April 15, 1999, the Trustee shall deliver to each Master Servicer and each Rating Agency a certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Section 18.

         (i) The Trustee shall, for federal income tax purposes, maintain books and records with respect to the each Series REMIC on a calendar year and on an accrual basis.

         (j) The Trustee shall not permit the acquisition of any assets by any of the Series REMICs unless it shall have received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that the inclusion of such assets in such Series REMICs will not cause any of the Series REMICs to fail to qualify as a REMIC at any time that any Bonds are outstanding or subject any of the Series REMICs to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (k) The Trustee shall not enter into any arrangement by which any of the Series REMICs will receive a fee or other compensation for services nor permit such REMICs to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (l) Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of each regular interest in REMIC I, REMIC II and REMIC III would be reduced to zero is the Payment Date occurring in May 2028.

         (m) The Trustee agrees to indemnify the Trust Estate, the Issuer and the Master Servicers for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Estate, the Issuer or the Master Servicers, as a result of a breach of the Trustee's covenants set forth in Section 18 hereof.

         (n) The REMIC I Interests shall be issued as non-certificated interests. The Trustee shall be the sole holder of the REMIC I Interests, which shall not be transferable under any circumstances. The Class R-1 Bonds shall be issued in fully registered certificated form and shall be executed and authenticated as provided herein. Principal of and interest on the REMIC I Interests shall derive from receipts on the Conventional Certificates and be allocated to the Corresponding Classes of REMIC II Interests in the manner set forth in the following table.

CONVENTIONAL   CORRESPONDING CLASS OF REMIC I       INITIAL REMIC      REMIC I      CORRESPONDING CLASS OF REMIC II INTEREST OR BOND
CERTIFICATE          INTEREST OR BOND                 I BALANCE     INTEREST RATE

               INTEREST           PRINCIPAL                                                 INTEREST               PRINCIPAL
   1998-1A      REMIC Group I     REMIC Group I     $415,921,769         (1)        II-A-1, II-A-2, II-A-3,  II-P-1, II-A-1, II-A-2,
                Interest, R-1     Interest, R-1                                     II-A-4, II-A-5, II-A-6,  II-A-3, II-A-4, II-A-5,
                                                                                    II-A-8, II-A-10, II-A-   II-A-6, II-A-8,
                                                                                    11, II-A-12, II-A-13,    II-A-10, II-A-11,
                                                                                    II-A-14, II-A-15, II-A-  II-A-12, II-A-13,
                                                                                    16, II-A-17, II-A-18,    II-A-14, II-A-15, II-A-
                                                                                    II-A-19, II-X, II-B-1,   16, II-A-17, II-A-18,
                                                                                    II-B-2, II-B-3, II-B-4,  II-A-19, II-B-1, II-B-
                                                                                    II-B-5, II-B-6           2, II-B-3, II-B-4,
                                                                                                             II-B-5, II-B-6

   1998-1B      REMIC Group II    REMIC Group II    $ 88,317,906         (2)        II-2-A, II-2-X,          II-P-2, II-2-A, II-2-B-
                Interest          Interest                                          II-2-B-1, II-2-B-2, II-  1, II-2-B-2, II-2-B-3,
                                                                                    1-B-3, II-2-B-4, II-2-   II-2-B-4, II-2-B-5,
                                                                                    B-5, II-2-B-6, Class     II-2-B-6, Class R-2
                                                                                    R-2

   1998-1C      REMIC Group III   REMIC Group III   $ 89,556,886         (3)        II-3-A, II-2-B-1, II-3-  II-P-3, II-3-A, II-2-B-
                Interest          Interest                                          B-3, II-3-B-4, II-3-B-   1, II-3-B-2, II-3-B-3,
                                                                                    5, II-3-B-6, II-R-3      II-3-B-4, II-3-B-5, II-
                                                                                                             3-B-6, II-R-3


----------
(1)      Weighted average of the Net Rate of the Group I Mortgage Loans.
(2)      Weighted average of the Net Rate of the Group II Mortgage Loans.
(3)      Weighted average of the Net Rate of the Group III Mortgage Loans.

         (o) The REMIC II Interests shall be issued as non-certificated interests. The Trustee shall be the sole holder of the REMIC II Interests, which shall not be transferable under any circumstances. The Class R-2 Bonds shall be issued in fully registered certificated form and shall be executed and authenticated as provided herein. Principal of and interest on the REMIC II Interests shall be allocated to the Corresponding Classes of Bonds in the manner set forth in the following table.

                                                                                      Latest Possible
 REMIC II          Initial REMIC II    REMIC II          Corresponding Class of       Maturity Date
 Interest          Balance             Interest Rate     Bonds or Components          (Payment Date in)

                                                         Interest       Principal
 II-P-1                   $133,931           None        N/A            P-1           May 2028
 II-P-2                   $191,975           None        N/A            P-2           May 2028
 II-P-3                    $10,000           None        N/A            P-3           May 2028
 II-A-1                $11,738,000              6.75%    A-1, A-7       A-1           May 2028
 II-A-2                $13,947,904              6.75%    A-2, A-7       A-2           May 2028
 II-A-3                $24,555,000              6.75%    A-3, A-7       A-3           May 2028
 II-A-4                $40,938,000              6.75%    A-4, A-7       A-4           May 2028
 II-A-5                $24,875,000              6.75%    A-5            A-5           May 2028
 II-A-6                $7,610, 000              6.75%    A-6, A-7       A-6           May 2028
 II-A-8                $75,183,096              6.75%    A-8            A-8           May 2028
 II-A-10               $25,000,000              6.75%    A-10           A-10          May 2028
 II-A-11               $50,378,029              6.75%    A-11           A-11          May 2028
 II-A-12               $13,060,971              6.75%    A-12           A-12          May 2028
 II-A-13                $3,054,625              7.00%    A-13           A-13          May 2028
 II-A-14                $7,614,250              7.00%    A-14           A-14          May 2028
 II-A-15                $3,500,000              7.00%    A-15           A-15          May 2028
 II-A-16                $2,024,125              5.00%    A-16           A-16          May 2028
 II-A-17               $26,000,000              6.75%    A-9, A-17      A-17          May 2028
 II-A-18               $26,000,000              6.75%    A-9, A-18      A-18          May 2028
 II-A-19               $41,592,353              6.75%    A-19           A-19          May 2028
 II-X                                          (1)       X              N/A           May 2028
 II-B-1                 $9,774,163              6.75%    B-1            B-1           May 2028
 II-B-2                 $3,743,297              6.75%    B-2            B-2           May 2028



                                                                                      Latest Possible
 REMIC II          Initial REMIC II    REMIC II          Corresponding Class of       Maturity Date
 Interest          Balance             Interest Rate     Bonds or Components          (Payment Date in)

                                                         Interest       Principal
 II-B-3                 $1,871,469              6.75%    B-3            B-3           May 2028
 II-B-4                 $1,455,726              6.75%    B-4            B-4           May 2028
 II-B-5                   $831,844              6.75%    B-5            B-5           May 2028
 II-B-6                 $1,039,805              6.75%    B-6            B-6           May 2028
 II-2-A                $85,476,274              6.50%    2-A            2-A           May 2028
 II-2-X                                        (1)       2-X            N/A           May 2028
 II-2-B-1               $1,457,300              6.50%    2-B-1          2-B-1         May 2028
 II-2-B-2                 $441,600              6.50%    2-B-2          2-B-2         May 2028
 II-2-B-3                 $264,900              6.50%    2-B-3          2-B-3         May 2028
 II-2-B-4                 $220,800              6.50%    2-B-4          2-B-4         May 2028
 II-2-B-5                 $132,500              6.50%    2-B-5          2-B-5         May 2028
 II-2-B-6                 $132,506              6.50%    2-B-6          2-B-6         May 2028
 II-3-A                $86,188,450             (2)       3-A            3-A           May 2028
 II-3-B-1               $2,104,500             (2)       3-B-1          3-B-1         May 2028
 II-3-B-2                 $492,600             (2)       3-B-2          3-B-2         May 2028
 II-3-B-3                 $268,700             (2)       3-B-3          3-B-3         May 2028
 II-3-B-4                 $223,900             (2)       3-B-4          3-B-4         May 2028
 II-3-B-5                 $134,300             (2)       3-B-5          3-B-5         May 2028
 II-3-B-6                 $134,386             (2)       3-B-6          3-B-6         May 2028
 II-R-3                        $50             (2)       R-3            R-3           May 2028

(1) The II-X REMIC II and II-2-X REMIC II Interest will bear interest on their respective notional balances at variable rates equal, in the case of the Class II-X REMIC II Interests, to the weighted average of the excess, if any, of (a) the Net Rates on each Group 1 Mortgage Loan over (b) 6.75% per annum, and in the case of the Class II-2-X REMIC II Interests to the weighted average of the excess, if any, of (a) the Net Rates on each Group 2 Mortgage Loan over (b) 6.50% per annum, which shall equal (a) the excess of the interest rate on the REMIC Group I Interest over 6.75% and (b) the excess of the interest rate on the REMIC Group II Interest over 6.50% respectively. The notional balances of the II-X REMIC II Interest and II-2-X REMIC Interests shall equal the Class Notional Balances of the 1998-1A and 1998-1B Certificates, respectively.

(2) This REMIC II Interest will bear interest at a variable rate equal to the Net Rates of the Group 3 Mortgage Loans.

         (p)     The expenses of the Trust Estate shall be paid by REMIC I.

SECTION 19.      Form of Series 1998-1 Bonds; Matters Relating to Book Entry
                 Bonds.

         (a) The Series 1998-1 Bonds shall be in the respective forms attached hereto as Exhibits A-1 through A-8. If the Series 1998-1 Bonds are listed on any stock exchange at any time after the Closing Date, then the Issuer shall, if required as a condition to such listing, prepare and deliver to the Trustee Series 1998-1 Bonds in substantially the same form as the Series 1998-1 Bonds issued on the Closing Date, but with such other additional features and such modifications, if any, as shall be deemed by the Issuer to be necessary or appropriate in order to comply with the requirements of such stock exchange for the listing of the Series 1998-1 Bonds on such exchange. Series 1998-1 Bonds in the form issued on the Closing Date shall thereafter be exchangeable for Series 1998-1 Bonds in such revised form to the same extent as temporary Bonds are exchangeable for definitive Bonds pursuant to Section 2.6 of the Indenture. The Issuer shall also include in the Series 1998-1 Bonds of any Class any information required to be set forth therein pursuant to the Code and applicable regulations thereunder.

         (b) The Clearing Agency, the Issuer and the Trustee have entered or will enter into the Letter Agreements. Each Class of Book Entry Bonds will be issued and registered in the form of a single typewritten bond certificate to be delivered to the Clearing Agency by the Issuer substantially in the respective forms for each such Class of Bonds attached as exhibits hereto. Such Bond certificates for each such Class of Bonds shall be initially registered on the Bond Register in the name of the nominee of such Clearing Agency and no Beneficial Owner will receive a certificate representing its interests in any Class of Book Entry Bonds except in the case of Individual Bond Certificates as provided herein and except in the event that the Trustee issues Definitive Bonds, as provided in Section 2.14 of the Indenture.

         (c) Prior to Book Entry Termination, except for Individual Bond Certificates, each Bond other than the Residual Bonds will remain registered in the name of the Clearing Agency or its nominee and at all times: (i) registration of such Bonds may not be transferred by the Trustee or the Bond Registrar except to another Clearing Agency; (ii) ownership and transfers of registration of such Bonds on the books of the Clearing Agency shall be governed by applicable rules established by the Clearing Agency; (iii) the Clearing Agency may collect its usual and customary fees, charges and expenses from its Clearing Agency Participants; (iv) the Trustee shall deal with the Clearing Agency, Clearing Agency Participants and indirect participating firms as representatives of the Beneficial Owners of the Book Entry Bonds for purposes of exercising the rights of Holders under the Indenture, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners; and
(v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Clearing Agency with respect to its Clearing Agency Participants and furnished by the Clearing Agency Participants with respect to indirect participating firms and their direct or indirect Beneficial Owners.

         (d) After Book Entry Termination, Definitive Bonds shall, after execution and delivery of a supplemental indenture containing any provisions, which in the opinion of the Issuer are necessary for such purpose, be issued to the Beneficial Owners of Book Entry Bonds outstanding at the time of such Book Entry Termination and such Bonds shall no longer be "Book Entry Bonds."

SECTION 20.      The Master Servicers and the Trustee.

         The Master Servicers, pursuant to the Pooling and Servicing Agreement, will provide the Certificate Trustee who will provide the Trustee with certain information concerning the Mortgage Loans underlying the Conventional Certificates. The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Issuer or any Master Servicer and may conclusively rely and shall be protected in relying on the accuracy of all such information in performing its duties and responsibilities hereunder.

SECTION 21.      Supplements, Modifications and Ratifications of Indenture.

         (a) The Trustee will be required to mail, in each year when required by the TIA, to all Bondholders a brief report relating to its eligibility and qualifications to continue as the Trustee under the Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by the Issuer to it in the Trustee's commercial capacity, the property and funds physically held by the Trustee as such, any release or substitution of property subject to the lien of the Indenture which has not been previously reported, any additional Series of Bonds not previously reported and any action taken by the Trustee which materially affects the Series 1998-1 Bonds and which has not been previously reported.

         (b) Any references in the Indenture to "the Trust Estate securing a Series as a REMIC" are hereby deemed to refer to "each Series REMIC as REMIC".

         (c) References to "Residual Interest Holders" in the Indenture are hereby deemed to refer to the Holders of the Class R-1, Class R-2 and Class R-3 Bonds with respect to the related Series REMIC.

         (d)     For purposes of clause (y) of the first paragraph of Section
4.1 of the Indenture, the final distribution of assets in each Series REMIC after all Bonds have received all required principal and interest payments shall be made as follows: (i) in the case of an optional redemption pursuant to
Section 16 of this Series 1998-1 Supplement with respect to the REMIC I, to the purchaser of the Mortgage Loans of the related Mortgage Loan Group, and with respect to REMIC II, to the Class R-2 Bonds, and with respect to REMIC III, to the Class R-3 Bonds and (ii) in all other cases to the Class R-1, Class R-2 and Class R-3 Bonds pursuant to this Series 1998-1 Supplement.

         (e)     For purposes of Section 5. 8 of the Indenture, Clause Second
(b), interest shall be paid to the twenty- fifth day before the date fixed for payment in Section 5.8 in the case of all Classes of Bonds (other than the Class P Bonds).

         (f) For purposes of Section 5.8 of the Indenture, Clause Fifth, subclause (ii), the remaining assets included in each Series REMIC shall be paid to the Class R-1, Class R-2 and Class R-3 Bonds to the extent such assets remain in the REMIC I, REMIC II or REMIC III, respectively.

         (g) For purposes of Section 8.2(d) of the Indenture, assets released from the Indenture pursuant to such Section and payable to the Residual Interest shall be paid to the Class R-1, Class

R-2 and Class R-3 Bonds to the extent such assets remain in the REMIC I, REMIC II or REMIC III, respectively.

         (h) Section 1.1 of the Indenture is hereby amended to restate subsection (x) of the definition of "Eligible Investments" as follows:

                 (x) any other demand, money market or time deposit obligation, security or investment which is acceptable to each of the Rating Agencies as confirmed in writing by each such Rating Agency.

         (i) The Indenture as modified and supplemented by this Series 1998-1 Supplement with respect to the Series 1998-1 Bonds (but which modification and supplement shall not apply to any other Series of Bonds unless otherwise specified in the related Series Supplement) is in all respects ratified and confirmed, and the Indenture as so modified and supplemented by this Series 1998-1 Supplement shall be read, taken and construed as one and the same instrument.

         (j) Any references in the Indenture to "Administrator" are hereby deemed to refer to the applicable Master Servicer under the Pooling and Servicing Agreement. Any references to the "Pooling and Administration Agreement" in the Indenture are hereby deemed to refer to the "Pooling and Servicing Agreement." The following definitions in Section 1.1 of the Indenture shall not be applicable to the Series 1998-1 Bonds: "Bankruptcy Coverage Termination Date", "Bankruptcy Loss", "Bankruptcy Loss Amount", "Business Day", "Conventional Certificate Prepayment Reserve Amount", "Cross-over Date", "Debt Service Reduction", "Deficient Valuation", "Excess Bankruptcy Loss", "Excess Fraud Loss", "Excess Special Hazard Loss", "Expense Reserve Amount", "Fraud Loss", "Fraud Loss Amount", "Fraud Loss Coverage Termination Date", "Manager", "Net Interest Shortfall", "Net Liquidation Proceeds", "Realized Losses", "Reinvestment Income", "Remittance Date", "Reserve Interest Rate", "Special Hazard Loss", "Special Hazard Loss Amount", "Special Hazard Coverage Termination Date", and "Variable Rate Bond Redemption Price". Under Section 2.3 of the Indenture, the Bond Administrator shall determine the interest applicable to each Class of Variable Rate Bonds instead of the Trustee. In Section 3.3 of the Indenture the last sentence shall be amended to read as follows "The Trustee may adopt and employ any reasonable means of notification of such repayment (including but not limited to, mailing notice of such repayment to Holders whose Bonds have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or any Agent, at the last address of record for each such holder)." Section 6.7 of the Indenture shall be completely restated as follows "The Trustee shall be compensated and reimbursed for its expenses pursuant to the provisions of the Pooling and Servicing Agreement." Section 8.9 of the Indenture shall not apply.

         (k) For purposes of determining whether an "Event of Default" under the Indenture has occurred, the Stated Maturity Date of each Class of Bonds shall be deemed to be the Payment Date occurring in May 2028.

         (l)     In lieu of delivering reports to Bondholders pursuant to
Section 8.7 of the Indenture, the Trustee shall deliver the reports pursuant to
Section 10(f) hereof.

SECTION 22. Certain Matters Regarding Registration of Transfer and Exchange of Bonds.

         (a) Subject to Section 19(b) and upon the satisfaction of the applicable conditions set forth below, upon surrender for registration of transfer of any Bond at any office or agency of the Trustee maintained for such purpose, the Trustee shall sign, countersign and shall deliver, in the name of the designated transferee or transferees, a new Bond of a like Class and aggregate Current Principal Balance or Class Notional Balance, as applicable, but bearing a different number.

         (b) By acceptance of an Individual Bond Certificate, each holder of such an Individual Bond Certificate acknowledges the restrictions on the transfer of such Bond set forth in the applicable legends on the face thereof and agrees that it will transfer such a Bond only as provided herein. Section 2.15(b) of the Indenture shall not apply with respect to transfers of Individual Bond Certificates. In addition to the provisions of paragraph (f) below, the following restrictions shall apply with respect to the transfer and registration of transfer of an Individual Bond Certificate to a transferee that takes delivery in the form of an Individual Bond Certificate:

                 (i) In the event that a transfer of an Individual Bond Certificate is to be made under this Section 22(b)(i), (A) the Issuer may direct the Trustee to require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Issuer that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act and applicable state securities laws or is being made pursuant to such Securities Act and applicable state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or the Issuer and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit C-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit C-2 hereto, each acceptable to and in form and substance satisfactory to the Issuer and the Trustee certifying to the Issuer and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee or the Issuer. Any Holder of an Individual Bond Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

                 (ii) Transfers of Individual Bond Certificates may be made in accordance with this Section 22(b)(ii) if the prospective transferee of such Individual Bond Certificate provides the Trustee and the Issuer with a Rule 144A Certificate, which certificate shall not be an expense of the Trustee or the Issuer. No transfer of any Individual Bond Certificates may be made pursuant to this Section 22(b)(ii) by the Issuer. Any Holder of an Individual Bond Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

         (c) Subject to paragraph (f), so long as a Global Bond Certificate of a Class of Other Subordinate Bonds is outstanding and is held by or on behalf of the Clearing Agency, transfers of beneficial interests in such Global Bond Certificate, or transfers by Holders of Individual Bond Certificates of such Class to transferees that take delivery in the form of beneficial interests in the applicable Global Bond Certificate, may be made only in accordance with this paragraph (c) and in accordance with the rules of the Clearing Agency:

                 (i) In the case of a beneficial interest in a Global Bond Certificate being transferred to an Institutional Accredited Investor, such transferee shall be required to take delivery in the form of an Individual Bond Certificate or Certificates and the Trustee shall register such transfer only upon compliance with the provisions of paragraph (b)(i).

                 (ii) In the case of a beneficial interest in a Global Bond Certificate being transferred to a transferee that takes delivery in the form of one or more Individual Bond Certificates of the applicable Class, except as set forth in clause (i) above, the Trustee shall register such transfer only upon compliance with the provisions of paragraph (b)(ii).

                 (iii) In the case of an Individual Bond Certificate being transferred to a transferee that takes delivery in the form of a beneficial interest in the Global Bond Certificate of the applicable Class, the Trustee shall register such transfer if the transferee has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

                 (iv) No restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in the Global Bond Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Bond Certificate of such Class; provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB.

         (d) Subject to paragraph (f) below, an exchange of a beneficial interest in a Global Bond Certificate of a Class for one or more Individual Bond Certificates of such Class, an exchange of one or more Individual Bond Certificates of a Class for a beneficial interest in the Global Bond Certificate of such Class and an exchange of one or more Individual Bond Certificates of a Class for one or more other Individual Bond Certificates of such Class (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and, in the case of the Global Bond Certificate of such Class, so long as such Bond is outstanding and is held by or on behalf of the Clearing Agency) may be made only in accordance with this paragraph (d) and in accordance with the rules of the Clearing Agency:

                 (i) A holder of a beneficial interest in a Global Bond Certificate of a Class may at any time exchange such beneficial interest for an Individual Bond Certificates of such Class.

                 (ii) A holder of one or more Individual Bond Certificates of a Class may exchange such Individual Bond Certificate or Individual Bond Certificates for a beneficial interest in the Global Bond Certificate of such Class if such holder furnishes to the Trustee a Rule 144A Certificate or comparable evidence as to its QIB status.

                 (iii) A holder of an Individual Bond Certificate of a Class may exchange such Individual Bond Certificate for an equal aggregate principal amount of Individual Bond Certificates of such Class in different authorized denominations without any certification.

         (e)      (i)     Upon acceptance for exchange or transfer of an
         Individual Bond Certificate of a Class for a beneficial interest in a Global Bond Certificate of such Class as provided herein, the Trustee shall cancel such Individual Bond Certificate and shall (or shall request the Clearing Agency to) endorse on the schedule affixed to the applicable Global Bond Certificate (or on a continuation of such schedule affixed to the Global Bond Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and an increase in the bond certificate balance of the Global Bond Certificate equal to the bond certificate balance of such Individual Bond Certificate exchanged or transferred therefor.

                 (ii) Upon acceptance for exchange or transfer of a beneficial interest in a Global Bond Certificate of a Class for an Individual Certificate of such Class as provided herein, the Trustee shall (or shall request the Clearing Agency to) endorse on the schedule affixed to such Global Bond Certificate (or on a continuation of such schedule affixed to such Global Bond Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and a decrease in the bond certificate balance of such Global Bond Certificate equal to the bond certificate balance of such Individual Bond Certificate issued in exchange therefor or upon transfer thereof.

         (f) Subject to the restrictions on transfer and exchange set forth in this Section 22, the Holder of any Individual Bond Certificate may transfer or exchange the same in whole or in part (in an initial Current Principal Balance equal to the minimum authorized denomination or any integral multiple of $1.00 in excess thereof) by surrendering such Individual Bond Certificate to the Trustee, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Trustee in the case of transfer and a written request for exchange in the case of exchange. The holder of a beneficial interest in a Global Bond Certificate may, subject to the rules and procedures of the Clearing Agency, cause the Clearing Agency (or its nominee) to notify the Trustee in writing of a request for transfer or exchange of such beneficial interest for one or more Individual Bond Certificates. Following a proper request for transfer or exchange, the Trustee shall, within five Business Days of the Trustee's receipt of such request, and the other documentation, if any, required hereunder, sign, countersign and deliver to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, one or more Individual Bond Certificates, as the case may require, for a like aggregate initial Current Principal Balance and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Bond Certificate shall not be valid unless made to the Trustee by the registered holder in person, or by a duly authorized attorney-in-fact.

         (g) The references in the Indenture to Exhibit D of this Series 1998-1 Supplement shall instead be to Exhibit C-1 or Exhibit C-3.

         (h) Any Person acquiring a beneficial interest in a Global Bond Certificate or a Book Entry Bond which is an ERISA Restricted Bond, by acquisition of such beneficial interest: (i) shall be deemed to have represented to the Trustee that such Person is not a Plan, a Person acting on behalf of a Plan or a Person using the assets of a Plan (each, a "Plan Investor"), or, in the case of an insurance company, is either not a Plan Investor or is eligible for an exemption from the applicable prohibited transaction provisions of ERISA and the Code, or (ii) shall have delivered to the Trustee an opinion of counsel satisfactory to the Trustee and the Issuer to the effect that the purchase and holding of such Bonds will not constitute or result in a prohibited transaction under ERISA or the Code and will not (a) cause the assets of the Trust Estate to be treated as "plan assets" within the meaning of Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101, (b) give rise to any fiduciary duty under ERISA on the part of the Issuer, the Master Servicers, the Certificate Trustee, the Trustee or their respective affiliates or (c) be treated as, or result in, a prohibited transaction under Sections 406 or 407 of ERISA or Section 4975 of the Code.

SECTION 23.      Rule 144A Information.

         For so long as any Other Subordinate Bonds Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act, (1) the Issuer will provide or cause to be provided to any holder of such Bonds and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Issuer shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Bonds conducted in accordance with Rule 144A.

SECTION 24.      Counterparts.

         This Series 1998-1 Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 25.      GOVERNING LAW.

         AS PROVIDED IN SECTION 11.13 OF THE INDENTURE, THIS SERIES SUPPLEMENT AND EACH SERIES 1998-1 BOND ISSUED HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

SECTION 26.      Notices.

         (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by telecopy or mailed by registered mail, postage prepaid, to (a) in the case of the Issuer, 2711 North Haskell Avenue, Suite 1000, Dallas,

Texas 75204, Attention: Julie A. Moore, Telecopy No. (214) 874-2599, Confirmation No. (214) 874-2501, and (b) in the case of the Trustee, 1 National Plaza, Suite 0126, Chicago, Illinois 60670, Attention: Corporate Trust Services Division, Telecopy No. (302) 407-1708, or (302) 407-2088 Confirmation No. (302) 407-4000, or such other address or telecopy number as may hereafter be furnished by any of the parties hereto, in writing, to the other parties hereto. Unless otherwise specified herein, any notice required or permitted to be mailed to a Bondholder shall be given by registered mail, postage prepaid, at the address of such Holder as shown. Any notice so mailed within the time prescribed herein shall be conclusively presumed to have been duly given, whether or not the Bondholder receives such notice.

         (b) The Trustee shall as soon as practicable notify the Rating Agencies in writing of the following circumstances:

                 (i) any amendment to the Indenture or this supplement pursuant to Section 9.1 or 9.2 of the Indenture, in which case the Trustee shall accompany such notice with a copy of the executed supplemental indenture effecting such amendment;

                 (ii) the occurrence of an Event of Default and the action, if any, taken as a consequence thereof;

                 (iii) the resignation or removal of the Trustee and the appointment of any successor Trustee;

                 (iv)     the final Payment Date on the Bonds; and

                 (v)      each Payment Date Statement.

The Issuer shall, as soon as practicable, notify the Rating Agencies of the appointment of any successor Trustee pursuant to Section 6.10 of the Indenture in the event that the resigning or removed Trustee is unable so to do. All notices to the Rating Agencies under this Section 24 shall be deemed to have been duly given if mailed by registered mail, postage prepaid, or express courier service, to (a) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: MBS Monitoring Department and (b) in the case of DCR, Duff & Phelps Credit Rating Co., 55 East Monroe Street, Chicago, Illinois 60603, Attention: Structured Finance Group. Failure to give any notice as required by this clause (b) of Section 24 shall not constitute a breach hereof by any party hereto.

         IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Series 1998-1 Supplement to be duly executed by their respective officers thereunto duly authorized and duly attested in the case of the Issuer to be hereunto affixed all as of the day and year first above written.

                                       CMC SECURITIES CORPORATION III



                                       By: /s/ Andrew F. Jacobs
                                           -------------------------------------
                                           Name:  Andrew F. Jacobs
                                           Title: Senior Vice President - Asset
                                                  and Liability Management


Attest: /s/ David Barbour
        --------------------------
Name:   David Barbour
Title:  Assistant Secretary


                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Trustee



                                       By:    /s/ R. Tarnas
                                              ----------------------------------
                                       Name:  R. Tarnas
                                              ----------------------------------
                                       Title: Vice President
                                              ----------------------------------




Series Supplement - Signature Page

STATE OF TEXAS            )
                          )       : ss.:
COUNTY OF DALLAS          )


         On the 31st day of March, 1998, before me personally came ANDREW F. JACOBS, to me known, who, being by me duly sworn, did depose and say that he resides at Dallas, Texas; that he is the Senior Vice President--Asset and Liability Management of CMC SECURITIES CORPORATION III, the corporation that executed the above instrument as Issuer; and that he signed his name thereto by order of the Board of Directors of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



[NOTARY SEAL]                          /s/ Chris T. Krecek
                                       -----------------------------------------
                                                     Notary Public




STATE OF ILL              )
                          )       : ss.:
COUNTY OF COOK            )

         On the 31st day of March, 1998, before me personally came R. Tarnas, to me known, who, being by me duly sworn did depose and say that he/she resides at _________________; that he/she is Vice President of THE FIRST NATIONAL BANK OF CHICAGO, the national bank described in and that executed the above instrument as Trustee; and that he/she signed his/her name thereto by order of the Board of Directors of said national bank.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



[NOTARY SEAL]                          /s/ Nilda Sierra
                                       -----------------------------------------
                                                     Notary Public





Series Supplement - Signature Page

                                  EXHIBIT A-1

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS BOND IS A REGULAR INTEREST IN A REMIC. PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.


                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-1
                                CLASS __________
                              DUE: _______________
                          ACCRUAL DATE:  March 1, 1998
                          ISSUE DATE:  March 31, 1998

$_______________________                              CUSIP NO.________________
_______% BOND INTEREST RATE                           CERTIFICATE NUMBER 0001

       CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of ____________ DOLLARS ($_____________) in monthly payments of principal and interest on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each a "Payment Date"), commencing in April 1998 and ending on or before the Payment Date occurring in ______________. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-1. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-1 Supplement dated as of March 31, 1998 (the "Series 1998-1 Supplement"), between the Issuer and The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture), which authorized the Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

       The Bonds are collateralized by three separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of three pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 1998 among the Issuer, as depositor, Bank of America, FSB and Cendant Mortgage Corporation, as master servicers (the "Master Servicers"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

       All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-1 Supplement, as applicable.

       This Bond does not purport to summarize the Indenture or the Series 1998-1 Supplement and reference should be made to the Indenture and the Series 1998-1 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

       Payments of principal of and interest on this Bond will be paid in accordance with the terms of the Series 1998-1 Supplement and will be made out of the Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-1 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-1 Supplement. To the extent provided in the Series 1998-1 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical designation, if any. All Realized Losses, Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-1 Supplement.

       The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets, all as more specifically set forth in the Series 1998-1 Supplement.

       So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998-1 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-1 Supplement.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

       The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

       The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-1 Supplement. As provided in the Series 1998-1 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-1 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-1 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new

Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

       As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

       At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee (or if BSMCC or its designee does not exercise such option, the Issuer) may, upon giving written notice to the Issuer, each Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the Issuer all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

       The Issuer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicers, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

       Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-1 Supplement or be valid for any purpose.

       THIS BOND AND THE SERIES 1998-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

       Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-1 Supplement.

       IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.


Dated: March 31, 1998                      CMC SECURITIES CORPORATION III


                                           By:
                                              ----------------------------------
                                                  Wade Walker
                                                  Vice President - Asset and
                                                  Liability Management


                        CERTIFICATION OF AUTHENTICATION

       THIS IS A CLASS _____________ BOND REFERRED TO IN THE WITHINMENTIONED INDENTURE.


                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                           AS INDENTURE TRUSTEE


                                           BY:
                                              ----------------------------------
                                                  AUTHORIZED SIGNATORY

                                 ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common      UNIF GIFT MIN ACT-- ____ Custodian ______
TEN ENT--as tenants by the                               (Cus)       (Minor)
               entireties
JT TEN--as joint tenants with                     Under Uniform Gifts to Minors
            rights of survivor-
            ship and not as Tenants               Act _____________________
            in Common                                         (State)

                   ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                         THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

       FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

the within Bond and does hereby irrevocably constitute and appoint ______________________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.


Dated:
      ----------------------               -------------------------------------
                                                  NOTICE:  The signature to this
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of this Bond in every
                                                  particular without alteration
                                                  or enlargement or any change
                                                  whatever.



-----------------------------------
SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New
York Stock Exchange or another
national securities exchange.
Notarized or witnessed signatures
are not acceptable.

                              PAYMENT INSTRUCTIONS


       The assignee should include the following for purposes of payment:

       Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                  EXHIBIT A-2

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS P BOND REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES. PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.

THIS CLASS P BOND SHALL NOT BE ENTITLED TO ANY PAYMENTS WITH RESPECT TO
INTEREST.


                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-1
                                    CLASS P
                               DUE:  May 25, 2028
                          ACCRUAL DATE:  March 1, 1998
                          ISSUE DATE:  March 31, 1998

$335,906                                                 CUSIP NO. 125715 FT4
                                                      CERTIFICATE NUMBER 0001

       CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of THREE HUNDRED THIRTY FIVE THOUSAND NINE HUNDRED AND SIX ($335,906) in monthly payments of principal on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each a "Payment Date"), commencing in April 1998 and ending on or before the Payment Date occurring in May 2028. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-1. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-1 Supplement dated as of March 31, 1998 (the

"Series 1998-1 Supplement"), between the Issuer and The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture), which authorized the Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

       The Bonds are collateralized by three separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of three pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 1998 among the Issuer, as depositor, Bank of America, FSB and Cendant Mortgage Corporation, as master servicers (the "Master Servicers"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

       All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-1 Supplement, as applicable.

       This Bond does not purport to summarize the Indenture or the Series 1998-1 Supplement and reference should be made to the Indenture and the Series 1998-1 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

       This Bond shall not be entitled to any payments in respect of interest. Payments of principal on this Bond will be paid in accordance with the terms of the Series 1998-1 Supplement out of Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-1 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such Payment Date (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-1 Supplement. To the extent provided in the Series 1998-1 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical designation, if any. All Realized Losses , Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-1 Supplement.

       The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets, all as more specifically set forth in the Series 1998-1 Supplement.

       So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998-1 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-1 Supplement.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

       The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

       The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-1 Supplement. As provided in the Series 1998-1 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-1 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture

Trustee for that purpose and such other locations provided in the Series 1998-1 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

       As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

       At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee (or if BSMCC or its designee does not exercise such option, the Issuer) may, upon giving written notice to the Issuer, each Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the Issuer all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

       The Issuer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicers, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

       Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-1 Supplement or be valid for any purpose.

       THIS BOND AND THE SERIES 1998-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

       Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-1 Supplement.

       IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.


Dated: March 31, 1998                      CMC SECURITIES CORPORATION III


                                           BY:
                                              ----------------------------------
                                                  Wade Walker
                                                  Vice President - Asset and
                                                  Liability Management


                        CERTIFICATION OF AUTHENTICATION

       THIS IS A CLASS P BOND REFERRED TO IN THE WITHIN MENTIONED INDENTURE.


                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                           AS INDENTURE TRUSTEE


                                           BY:
                                              ----------------------------------
                                                  AUTHORIZED SIGNATORY

                                 ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common      UNIF GIFT MIN ACT--______ Custodian ________
TEN ENT--as tenants by the                            (Cus)             (Minor)
               entireties                         Under Uniform Gifts to Minors
JT TEN--as joint tenants with
            rights of survivor-                   Act _________________________
            ship and not as Tenants                      (State)
            in Common


                   ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                         THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

       FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE _______________________________________________________________________

________________________________________________________________________________
            (Please print or typewrite name and address of assignee)

the within Bond and does hereby irrevocably constitute and appoint ______________________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.


Dated:
      ----------------------               -------------------------------------
                                                  NOTICE:  The signature to this
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of this Bond in every
                                                  particular without alteration
                                                  or enlargement or any change
                                                  whatever.



-----------------------------------
SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New
York Stock Exchange or another
national securities exchange.
Notarized or witnessed signatures
are not acceptable.

                              PAYMENT INSTRUCTIONS


       The assignee should include the following for purposes of payment:

       Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                  EXHIBIT A-3

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS ___________ BOND REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.

THE CLASS ____________ BOND SHALL NOT BE ENTITLED TO ANY PAYMENTS WITH RESPECT TO PRINCIPAL.

NEITHER THIS BOND NOR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE INDENTURE TRUSTEE HAS RECEIVED EITHER (A) A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT (I) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL STATE OR LOCAL LAW WHICH IS, TO MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (EACH, A "BENEFIT PLAN") AND IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR INSURANCE COMPANY GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN THE ENTITY (SUCH BENEFIT PLAN OR ENTITY, A "BENEFIT PLAN INVESTOR") OR (II) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, TO THE EFFECT THAT SUCH COMPANY IS NOT A BENEFIT PLAN INVESTOR, IS ELIGIBLE FOR AN EXEMPTION TO THE APPLICABLE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE AND SIMILAR LAW OR IS USING THE ASSETS OF ITS GENERAL ACCOUNT TO PURCHASE THE SECURITIES AT A TIME IN WHICH THE AMOUNT OF THE RESERVES FOR CONTRACTS ISSUED TO BENEFIT PLANS THAT VARY WITH THE INVESTMENT EXPERIENCE OF THE INSURANCE COMPANY'S GENERAL ACCOUNT DOES NOT EXCEED 10% OF THE TOTAL LIABILITIES OF SUCH GENERAL ACCOUNT OR (III) IN SUCH OTHER FORM AND SUBSTANCE AS SHALL BE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER, OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE

INDENTURE TRUSTEE AND THE ISSUER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF SUCH BOND (I) WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST ESTATE BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR PROHIBITED TRANSACTIONS PROVISIONS OF SECTION 4975 OF THE CODE OR SIMILAR LAW OR (II) WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR SECTION 407 OF ERISA OR
SECTION 4975 OF THE CODE OR SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE TRUSTEE, THE ISSUER, THE ADMINISTRATOR OR ANY SERVICER TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE AND THE POOLING AND SERVICING AGREEMENT.


                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-1
                                CLASS __________
                              DUE: _______________
                          ACCRUAL DATE:  March 1, 1998
                          ISSUE DATE:  March 31, 1998


$____________ DENOMINATION                                  CUSIP NO. __________
_________ % BOND INTEREST RATE                     CERTIFICATE NUMBER __________


       CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to CEDE & CO. or registered assigns, interest on the Class _____________ Notional Amount of the Class ____________ Bonds in monthly payments on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each a "Payment Date"), commencing in April 1998 and ending on or before the Payment Date occurring in PAYMENT DATE~. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-1. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-1 Supplement dated as of March 31, 1998 (the "Series 1998-1 Supplement"), between the Issuer and The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture), which authorized the Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

       The Bonds are collateralized by three separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of three pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 1998 among the Issuer, as depositor, Bank of America, FSB and Cendant Mortgage Corporation, as master servicers (the "Master

Servicers"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

       All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-1 Supplement, as applicable.

       This Bond does not purport to summarize the Indenture or the Series 1998-1 Supplement and reference should be made to the Indenture and the Series 1998-1 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

       This Bond shall not be entitled to payments of principal. Payments of interest on this Bond will be paid in accordance with the terms of the Series 1998-1 Supplement and will be made out of the Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-1 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-1 Supplement. To the extent provided in the Series 1998-1 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical designation, if any. All Realized Losses, Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-1 Supplement.

       The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets, all as more specifically set forth in the Series 1998-1 Supplement.

       So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998-1 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-1 Supplement.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to
Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

       The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

       The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-1 Supplement. As provided in the Series 1998-1 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-1 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-1 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

       As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

       At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee (or if BSMCC or its designee does not exercise such option, the Issuer) may, upon giving written notice to the Issuer, each Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the Issuer all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

       The Issuer, the Master Servicers, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Master Servicers, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicers, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

       Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-1 Supplement or be valid for any purpose.

       THIS BOND AND THE SERIES 1998-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

       Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-1 Supplement.

       IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.


Dated: March 31, 1998                      CMC SECURITIES CORPORATION III


                                           BY:
                                              ----------------------------------
                                                  Wade Walker
                                                  Vice President - Asset and
                                                  Liability Management



                        CERTIFICATION OF AUTHENTICATION

       THIS IS A CLASS ______ BOND REFERRED TO IN THE WITHIN-MENTIONED
INDENTURE.

                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                           AS INDENTURE TRUSTEE


                                           BY:
                                              ----------------------------------
                                                  AUTHORIZED SIGNATORY

                                 ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common        UNIF GIFT MIN ACT--_____ Custodian _______
TEN ENT--as tenants by the                             (Cus)           (Minor)
               entireties            Under Uniform Gifts to Minors
JT TEN--as joint tenants with
            rights of survivor-      Act ______________________
            ship and not as Tenants             (State)
            in Common

                   ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                         THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

       FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE________________________________________________________________________

________________________________________________________________________________
            (Please print or typewrite name and address of assignee)

the within Bond and does hereby irrevocably constitute and appoint ______________________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.


Dated:
      ----------------------               -------------------------------------
                                                  NOTICE:  The signature to this
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of this Bond in every
                                                  particular without alteration
                                                  or enlargement or any change
                                                  whatever.



-----------------------------------
SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New
York Stock Exchange or another
national securities exchange.
Notarized or witnessed signatures
are not acceptable.

                              PAYMENT INSTRUCTIONS


       The assignee should include the following for purposes of payment:

       Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                  EXHIBIT A-4

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS BOND IS A REGULAR INTEREST IN A REMIC. PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CLASS _________ BOND IS SUBORDINATED TO THE EXTENT DESCRIBED IN THE SERIES 1998-1 SUPPLEMENT REFERENCED HEREIN.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.


                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-1
                                CLASS___________
                               DUE:______________
                          ACCRUAL DATE:  March 1, 1998
                          ISSUE DATE:  March 31, 1998

$_______________                                          CUSIP NO.____________
___ % BOND INTEREST RATE                            CERTIFICATE NUMBER_________

       CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of ___________ DOLLARS ($__________) in monthly payments of principal and interest on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each a "Payment Date"), commencing in April 1998 and ending on or before the Payment Date occurring in____________. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-1. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-1 Supplement dated as of March 31, 1998 (the

"Series 1998-1 Supplement"), between the Issuer and The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture), which authorized the Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

       The Bonds are collateralized by three separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of three pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 1998 among the Issuer, as depositor, Bank of America, FSB and Cendant Mortgage Corporation, as master servicers (the "Master Servicers"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

       All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-1 Supplement, as applicable.

       This Bond does not purport to summarize the Indenture or the Series 1998-1 Supplement and reference should be made to the Indenture and the Series 1998-1 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

       Payments of principal of and interest on this Bond will be paid in accordance with the terms of the Series 1998-1 Supplement out of the Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-1 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-1 Supplement. To the extent provided in the Series 1998-1 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical designation, if any. All Realized Losses, Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-1 Supplement.

       The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets, all as more specifically set forth in the Series 1998-1 Supplement.

       So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998-1 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-1 Supplement.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

       The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

       The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-1 Supplement. As provided in the Series 1998-1 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-1 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate

Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-1 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

       As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

       At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee (or if BSMCC or its designee does not exercise such option, the Issuer) may, upon giving written notice to the Issuer, each Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the Issuer all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

       The Issuer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicers, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

       Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-1 Supplement or be valid for any purpose.

       THIS BOND AND THE SERIES 1998-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

       Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-1 Supplement.

       IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.


Dated: March 31, 1998                      CMC SECURITIES CORPORATION III


                                           BY:
                                              ----------------------------------
                                                  Wade Walker
                                                  Vice President - Asset and
                                                  Liability Management


                         CERTIFICATION OF AUTHENTICATION

       THIS IS A CLASS __________ BOND REFERRED TO IN THE WITHINMENTIONED INDENTURE.

                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                           AS INDENTURE TRUSTEE


                                           BY:
                                              ----------------------------------
                                                  AUTHORIZED SIGNATORY

                                 ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:




TEN COM--as tenants in common      UNIF GIFT MIN ACT--_____Custodian _________
TEN ENT--as tenants by the                              (Cus)        (Minor)
               entireties                         Under Uniform Gifts to Minors
JT TEN--as joint tenants with
            rights of survivor-                   Act _____________________
            ship and not as Tenants                      (State)
            in Common


                   ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                         THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

       FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE________________________________________________________________________


--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

the within Bond and does hereby irrevocably constitute and appoint ______________________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.

Dated:
      ----------------------               -------------------------------------
                                                  NOTICE:  The signature to this
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of this Bond in every
                                                  particular without alteration
                                                  or enlargement or any change
                                                  whatever.



-----------------------------------
SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New
York Stock Exchange or another
national securities exchange.
Notarized or witnessed signatures
are not acceptable.

                              PAYMENT INSTRUCTIONS


       The assignee should include the following for purposes of payment:

       Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                  EXHIBIT A-5

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE INTEREST REPRESENTED BY THIS CLASS __________ BOND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY" LAWS, AND MAY NOT DIRECTLY OR INDIRECTLY BE OFFERED OR SOLD OR OTHERWISE DISPOSED OF WITHOUT COMPLIANCE WITH SUCH LAWS. IN CONNECTION WITH ANY TRANSFER OF THIS BOND, THE INDENTURE TRUSTEE SHALL REQUIRE EITHER (A) A REPRESENTATION LETTER FROM THE TRANSFEROR AND TRANSFEREE DEMONSTRATING COMPLIANCE WITH APPLICABLE SECURITIES LAWS AND THE INDENTURE TRUSTEE MAY REQUIRE AN OPINION OF COUNSEL WITH RESPECT THERETO OR (B) A RULE 144A INVESTMENT LETTER FROM THE TRANSFEREE STATING, AMONG OTHER THINGS, THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER."

NEITHER THIS BOND NOR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE INDENTURE TRUSTEE HAS RECEIVED EITHER (A) A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL STATE OR LOCAL LAW WHICH IS, TO MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (EACH, A "BENEFIT PLAN") AND IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR INSURANCE COMPANY GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN THE ENTITY (SUCH BENEFIT PLAN OR ENTITY, A "BENEFIT PLAN INVESTOR") OR (ii) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, TO THE EFFECT THAT SUCH COMPANY IS NOT A BENEFIT PLAN INVESTOR, IS ELIGIBLE FOR AN EXEMPTION TO THE APPLICABLE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE AND SIMILAR LAW OR IS USING THE ASSETS OF ITS GENERAL ACCOUNT TO PURCHASE THE SECURITYS AT A TIME IN WHICH THE AMOUNT OF THE RESERVES FOR CONTRACTS ISSUED TO BENEFIT PLANS THAT VARY WITH THE INVESTMENT EXPERIENCE OF THE INSURANCE COMPANY'S GENERAL ACCOUNT DOES NOT EXCEED 10% OF THE

TOTAL LIABILITIES OF SUCH GENERAL ACCOUNT OR (iii) IN SUCH OTHER FORM AND SUBSTANCE AS SHALL BE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER, OR
(B) AN OPINION OF COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF SUCH SECURITY (i) WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST ESTATE BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR PROHIBITED TRANSACTIONS PROVISIONS OF SECTION 4975 OF THE CODE OR SIMILAR LAW OR (ii) WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR SECTION 407 OF ERISA OR SECTION 4975 OF THE CODE OR SIMILAR LAW, AND WILL NOT SUBJECT THE INDENTURE TRUSTEE, THE CERTIFICATE TRUSTEE, THE ISSUER, THE BOND ADMINISTRATOR, THE MASTER SERVICERS OR ANY SERVICER TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.

THIS CLASS ____________ BOND IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE SERIES 1998-1 SUPPLEMENT REFERENCED HEREIN.

THIS BOND IS A REGULAR INTEREST IN A REMIC. PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.


                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-1
                                CLASS __________
                              DUE:_______________
                          ACCRUAL DATE:  March 1, 1998
                          ISSUE DATE:  March 31, 1998

$______________                                          CUSIP NO. _____________
______ % BOND INTEREST RATE                      CERTIFICATE NUMBER ____________

       CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of ___________ DOLLARS ($ _____________) in monthly payments of principal and interest on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each a "Payment Date"), commencing in April 1998 and ending on or before the Payment Date occurring in _________________. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series

1998-1. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-1 Supplement dated as of March 31, 1998 (the "Series 1998-1 Supplement"), between the Issuer and The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture), which authorized the Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

       The Bonds are collateralized by three separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of three pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 1998 among the Issuer, as depositor, Bank of America, FSB and Cendant Mortgage Corporation, as master servicers (the "Master Servicers"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

       All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-1 Supplement, as applicable.

       This Bond does not purport to summarize the Indenture or the Series 1998-1 Supplement and reference should be made to the Indenture and the Series 1998-1 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

       Payments of principal of and interest on this Bond will be paid in accordance with the terms of the Series 1998-1 Supplement and will be made out of the Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-1 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-1 Supplement. To the extent provided in the Series 1998-1 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical designation, if any. All Realized Losses, Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-1 Supplement.

       The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Series 1998-1 Supplement.

       So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998-1 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-1 Supplement.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

       The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

       The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-1 Supplement. As provided in the Series 1998-1 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-1 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-1 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

       As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

       At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee (or if BSMCC or its designee does not exercise such option, the Issuer) may, upon giving written notice to the Issuer, each Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the Issuer all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

       The Issuer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicers, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

       Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-1 Supplement or be valid for any purpose.

       THIS BOND AND THE SERIES 1998-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

       Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-1 Supplement.

       IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.

Dated: March 31, 1998                      CMC SECURITIES CORPORATION III


                                           BY:
                                              ----------------------------------
                                                  Wade Walker
                                                  Vice President - Asset and
                                                  Liability Management


                         CERTIFICATION OF AUTHENTICATION

       THIS IS A CLASS ______________ BOND REFERRED TO IN THE WITHIN-MENTIONED INDENTURE.

                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                           AS INDENTURE TRUSTEE


                                           BY:
                                              ----------------------------------
                                                  AUTHORIZED SIGNATORY

                                 ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common      UNIF GIFT MIN ACT-- _____Custodian _________
TEN ENT--as tenants by the                              (Cus)        (Minor)
               entireties                         Under Uniform Gifts to Minors
JT TEN--as joint tenants with
            rights of survivor-                   Act ____________________
            ship and not as Tenants                      (State)
            in Common

                   ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                         THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

       FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE________________________________________________________________________


--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

the within Bond and does hereby irrevocably constitute and appoint ______________________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.


Dated:
      ----------------------               -------------------------------------
                                                  NOTICE:  The signature to this
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of this Bond in every
                                                  particular without alteration
                                                  or enlargement or any change
                                                  whatever.



-----------------------------------
SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New
York Stock Exchange or another
national securities exchange.
Notarized or witnessed signatures
are not acceptable.

                              PAYMENT INSTRUCTIONS


       The assignee should include the following for purposes of payment:

       Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                  EXHIBIT A-6

THIS BOND HAS BEEN DESIGNATED AS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" CREATED BY THE SERIES 1998-1 SUPPLEMENT REFERRED TO BELOW PURSUANT TO THE RELATED PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE" ) .

NO TRANSFER OF THIS BOND MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN, OR PERSON USING "PLAN ASSETS" OF ANY PLAN TO EFFECT SUCH ACQUISITION (INCLUDING ANY INSURANCE COMPANY UNDER THE CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND THE SERIES 1998-1 SUPPLEMENT), SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE.

THIS BOND, THE INDENTURE AND THE SERIES 1998-1 SUPPLEMENT MAY BE AMENDED WITHOUT THE CONSENT OF THE HOLDER HEREOF, AND IN A MANNER THAT MAY ADVERSELY AFFECT THE INTERESTS OF THE HOLDER HEREOF, IF NECESSARY TO PREVENT THE DISQUALIFICATION OF THE TRUST ESTATE AS A REMIC.

ANY RESALE, TRANSFER, OR OTHER DISPOSITION OF THIS BOND MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES AN AFFIDAVIT TO THE INDENTURE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR THE FEDERAL HOME LOAN MORTGAGE CORPORATION, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) A RURAL ELECTRIC AND TELEPHONE COOPERATIVE DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, AND (E) ANY OTHER PERSON SO DESIGNATED BY THE INDENTURE TRUSTEE BASED ON AN OPINION OF COUNSEL (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A),
(B), (C), (D), OR (E) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (2) AN AGENT OF A DISQUALIFIED ORGANIZATION.
NOTWITHSTANDING THE REGISTRATION IN THE BOND REGISTER OR ANY TRANSFER, SALE, OR OTHER DISPOSITION OF THIS BOND TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED

ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A SECURITYHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS BOND. EACH HOLDER OF THIS BOND, BY ACCEPTANCE OF THIS BOND, SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IF ANY RESALE, TRANSFER, OR OTHER DISPOSITION OF THIS BOND IS MADE TO ANY OF CERTAIN "PASS-THROUGH ENTITIES" DESCRIBED IN SECTION 860E(E)(6) OF THE CODE, AND A DISQUALIFIED ORGANIZATION IS THE RECORD HOLDER OF AN INTEREST IN SUCH ENTITY, THEN A TAX MAY BE IMPOSED ON SUCH ENTITY.

NO TRANSFER OF THIS BOND MAY BE MADE TO A PERSON THAT IS NOT A UNITED STATES PERSON, AS DEFINED IN THE SERIES 1998-1 SUPPLEMENT REFERRED TO BELOW.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.


                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-1
                                 CLASS R-1 BOND
                               DUE:  May 25, 2028
                          ACCRUAL DATE:  March 1, 1998
                          ISSUE DATE:  March 31, 1998


$100                                                        CUSIP NO. 125715 HA3
6.75% BOND INTEREST RATE                                 CERTIFICATE NUMBER 0001

       CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to BEAR STEARNS SECURITIES CORP. or registered assigns, the principal sum of ONE HUNDRED AND NO/100 DOLLARS ($100.00) in monthly payments of principal and interest on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding business day (each a "Payment Date"), commencing in April 1998 and ending on or before the Payment Date occurring in May 2028. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-1. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-1 Supplement dated as of March 31, 1998 (the "Series 1998-1 Supplement"), between the Issuer and The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture), which authorized the Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

       The Bonds are collateralized by three separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of three pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 1998 among the Issuer, as depositor, Bank of America, FSB and Cendant Mortgage Corporation, as master servicers (the "Master Servicers"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

       All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-1 Supplement, as applicable.

       This Bond does not purport to summarize the Indenture or the Series 1998-1 Supplement and reference should be made to the Indenture and the Series 1998-1 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

       Payments of principal of and interest on this Bond will be paid in accordance with the terms of the Series 1998-1 Supplement and will be made out of the Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-1 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-1 Supplement. To the extent provided in the Series 1998-1 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical designation, if any. All Realized Losses, Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-1 Supplement.

       The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets, all as more specifically set forth in the Series 1998-1 Supplement.

       So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998-1 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-1 Supplement.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

       The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

       The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-1 Supplement. As provided in the Series 1998-1 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-1 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-1 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

       As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

       At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee (or if BSMCC or its designee does not exercise such option, the Issuer) may, upon giving written notice to the Issuer, each Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the Issuer all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

       The Issuer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicers, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

       Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-1 Supplement or be valid for any purpose.

       THIS BOND AND THE SERIES 1998-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

       Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-1 Supplement.

       IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.


Dated: March 31, 1998                      CMC SECURITIES CORPORATION III


                                           BY:
                                              ----------------------------------
                                                  Wade Walker
                                                  Vice President - Asset and
                                                  Liability Management


                        CERTIFICATION OF AUTHENTICATION

       THIS IS A CLASS R-1 BOND REFERRED TO IN THE WITHIN MENTIONED INDENTURE.


                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                           AS INDENTURE TRUSTEE


                                           BY:
                                              ----------------------------------
                                                  AUTHORIZED SIGNATORY

                                 ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:




TEN COM--as tenants in common      UNIF GIFT MIN ACT--____ Custodian _________
TEN ENT--as tenants by the                            (Cus)            (Minor)
               entireties                         Under Uniform Gifts to Minors
JT TEN--as joint tenants with
            rights of survivor-                   Act __________________
            ship and not as Tenants                      (State)
            in Common


                   ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                         THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

       FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE________________________________________________________________________



--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

the within Bond and does hereby irrevocably constitute and appoint ______________________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.

Dated:
      ----------------------               -------------------------------------
                                                  NOTICE:  The signature to this
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of this Bond in every
                                                  particular without alteration
                                                  or enlargement or any change
                                                  whatever.



-----------------------------------
SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New
York Stock Exchange or another
national securities exchange.
Notarized or witnessed signatures
are not acceptable.

                              PAYMENT INSTRUCTIONS


       The assignee should include the following for purposes of payment:

       Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                  EXHIBIT A-7

THIS BOND HAS BEEN DESIGNATED AS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" CREATED BY THE SERIES 1998-1 SUPPLEMENT REFERRED TO BELOW PURSUANT TO THE RELATED PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE" ) .

NO TRANSFER OF THIS BOND MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN, OR PERSON USING "PLAN ASSETS" OF ANY PLAN TO EFFECT SUCH ACQUISITION (INCLUDING ANY INSURANCE COMPANY UNDER THE CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND THE SERIES 1998-1 SUPPLEMENT), SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE.

THIS BOND, THE INDENTURE AND THE SERIES 1998-1 SUPPLEMENT MAY BE AMENDED WITHOUT THE CONSENT OF THE HOLDER HEREOF, AND IN A MANNER THAT MAY ADVERSELY AFFECT THE INTERESTS OF THE HOLDER HEREOF, IF NECESSARY TO PREVENT THE DISQUALIFICATION OF THE TRUST ESTATE AS A REMIC.

ANY RESALE, TRANSFER, OR OTHER DISPOSITION OF THIS BOND MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES AN AFFIDAVIT TO THE INDENTURE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR THE FEDERAL HOME LOAN MORTGAGE CORPORATION, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) A RURAL ELECTRIC AND TELEPHONE COOPERATIVE DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, AND (E) ANY OTHER PERSON SO DESIGNATED BY THE INDENTURE TRUSTEE BASED ON AN OPINION OF COUNSEL (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A),
(B), (C), (D), OR (E) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (2) AN AGENT OF A DISQUALIFIED ORGANIZATION.
NOTWITHSTANDING THE REGISTRATION IN THE BOND REGISTER OR ANY TRANSFER, SALE, OR OTHER DISPOSITION OF THIS BOND TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED

ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A SECURITYHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS BOND. EACH HOLDER OF THIS BOND, BY ACCEPTANCE OF THIS BOND, SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IF ANY RESALE, TRANSFER, OR OTHER DISPOSITION OF THIS BOND IS MADE TO ANY OF CERTAIN "PASS-THROUGH ENTITIES" DESCRIBED IN SECTION 860E(E)(6) OF THE CODE, AND A DISQUALIFIED ORGANIZATION IS THE RECORD HOLDER OF AN INTEREST IN SUCH ENTITY, THEN A TAX MAY BE IMPOSED ON SUCH ENTITY.

NO TRANSFER OF THIS BOND MAY BE MADE TO A PERSON THAT IS NOT A UNITED STATES PERSON, AS DEFINED IN THE SERIES 1998-1 SUPPLEMENT REFERRED TO BELOW.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.


                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-1
                                 CLASS R-2 BOND
                              DUE:  April 25, 2013
                          ACCRUAL DATE:  March 1, 1998
                          ISSUE DATE:  March 31, 1998


$50                                                         CUSIP NO. 125715 HB1
6.50% BOND INTEREST RATE                                 CERTIFICATE NUMBER 0001

       CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to BEAR STEARNS SECURITIES CORP. or registered assigns, the principal sum of FIFTY AND NO/100 DOLLARS ($50.00) in monthly payments of principal and interest on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding business day (each a "Payment Date"), commencing in April 1998 and ending on or before the Payment Date occurring in April 2013. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-1. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-1 Supplement dated as of March 31, 1998 (the "Series 1998-1 Supplement"), between the Issuer and The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture), which authorized the Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

       The Bonds are collateralized by three separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of three pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 1998 among the Issuer, as depositor, Bank of America, FSB and Cendant Mortgage Corporation, as master servicers (the "Master Servicers"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

       All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-1 Supplement, as applicable.

       This Bond does not purport to summarize the Indenture or the Series 1998-1 Supplement and reference should be made to the Indenture and the Series 1998-1 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

       Payments of principal of and interest on this Bond will be paid in accordance with the terms of the Series 1998-1 Supplement and will be made out of the Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-1 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-1 Supplement. To the extent provided in the Series 1998-1 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical designation, if any. All Realized Losses, Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-1 Supplement.

       The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets, all as more specifically set forth in the Series 1998-1 Supplement.

       So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998-1 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-1 Supplement.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

       The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

       The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-1 Supplement. As provided in the Series 1998-1 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-1 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-1 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

       As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

       At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee (or if BSMCC or its designee does not exercise such option, the Issuer) may, upon giving written notice to the Issuer, each Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the Issuer all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

       The Issuer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicers, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

       Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-1 Supplement or be valid for any purpose.

       THIS BOND AND THE SERIES 1998-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

       Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-1 Supplement.

       IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.


Dated: March 31, 1998                      CMC SECURITIES CORPORATION III


                                           BY:
                                              ----------------------------------
                                                  Wade Walker
                                                  Vice President - Asset and
                                                  Liability Management


                         CERTIFICATION OF AUTHENTICATION

       THIS IS A CLASS R-2 BOND REFERRED TO IN THE WITHIN MENTIONED INDENTURE.


                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                           AS INDENTURE TRUSTEE


                                           BY:
                                              ----------------------------------
                                                  AUTHORIZED SIGNATORY

                                 ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:




TEN COM--as tenants in common      UNIF GIFT MIN ACT-- ____ Custodian ________
TEN ENT--as tenants by the                              (Cus)        (Minor)
               entireties                         Under Uniform Gifts to Minors
JT TEN--as joint tenants with
            rights of survivor-                   Act _______________
            ship and not as Tenants                      (State)
            in Common


                   ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                         THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

       FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE _______________________________________________________________________


--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

the within Bond and does hereby irrevocably constitute and appoint ______________________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.

Dated:
      ----------------------               -------------------------------------
                                                  NOTICE:  The signature to this
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of this Bond in every
                                                  particular without alteration
                                                  or enlargement or any change
                                                  whatever.



-----------------------------------
SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New
York Stock Exchange or another
national securities exchange.
Notarized or witnessed signatures
are not acceptable.

                              PAYMENT INSTRUCTIONS


       The assignee should include the following for purposes of payment:

       Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                  EXHIBIT A-8

THIS BOND HAS BEEN DESIGNATED AS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" CREATED BY THE SERIES 1998-1 SUPPLEMENT REFERRED TO BELOW PURSUANT TO THE RELATED PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE" ) .

NO TRANSFER OF THIS BOND MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN, OR PERSON USING "PLAN ASSETS" OF ANY PLAN TO EFFECT SUCH ACQUISITION (INCLUDING ANY INSURANCE COMPANY UNDER THE CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND THE SERIES 1998-1 SUPPLEMENT), SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE.

THIS BOND, THE INDENTURE AND THE SERIES 1998-1 SUPPLEMENT MAY BE AMENDED WITHOUT THE CONSENT OF THE HOLDER HEREOF, AND IN A MANNER THAT MAY ADVERSELY AFFECT THE INTERESTS OF THE HOLDER HEREOF, IF NECESSARY TO PREVENT THE DISQUALIFICATION OF THE TRUST ESTATE AS A REMIC.

ANY RESALE, TRANSFER, OR OTHER DISPOSITION OF THIS BOND MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES AN AFFIDAVIT TO THE INDENTURE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR THE FEDERAL HOME LOAN MORTGAGE CORPORATION, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) A RURAL ELECTRIC AND TELEPHONE COOPERATIVE DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, AND (E) ANY OTHER PERSON SO DESIGNATED BY THE INDENTURE TRUSTEE BASED ON AN OPINION OF COUNSEL (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A),
(B), (C), (D), OR (E) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (2) AN AGENT OF A DISQUALIFIED ORGANIZATION.
NOTWITHSTANDING THE REGISTRATION IN THE BOND REGISTER OR ANY TRANSFER, SALE, OR OTHER DISPOSITION OF THIS BOND TO A DISQUALIFIED

ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A SECURITYHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS BOND. EACH HOLDER OF THIS BOND, BY ACCEPTANCE OF THIS BOND, SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IF ANY RESALE, TRANSFER, OR OTHER DISPOSITION OF THIS BOND IS MADE TO ANY OF CERTAIN "PASS-THROUGH ENTITIES" DESCRIBED IN SECTION 860E(E)(6) OF THE CODE, AND A DISQUALIFIED ORGANIZATION IS THE RECORD HOLDER OF AN INTEREST IN SUCH ENTITY, THEN A TAX MAY BE IMPOSED ON SUCH ENTITY.

NO TRANSFER OF THIS BOND MAY BE MADE TO A PERSON THAT IS NOT A UNITED STATES PERSON, AS DEFINED IN THE SERIES 1998-1 SUPPLEMENT REFERRED TO BELOW.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.


                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-1
                                 CLASS R-3 BOND
                              DUE:  April 25, 2028
                          ACCRUAL DATE:  March 1, 1998
                          ISSUE DATE:  March 31, 1998


$50                                                         CUSIP NO. 125715 HC8
VARIABLE BOND INTEREST RATE                              CERTIFICATE NUMBER 0001

       CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to BEAR STEARNS SECURITIES CORP. or registered assigns, the principal sum of FIFTY AND NO/100 DOLLARS ($50.00) in monthly payments of principal and interest on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding business day (each a "Payment Date"), commencing in April 1998 and ending on or before the Payment Date occurring in April 2028. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-1. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-1 Supplement dated as of March 31, 1998 (the "Series 1998-1 Supplement"), between the Issuer and The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture), which authorized the Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

       The Bonds are collateralized by three separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of three pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 1998 among the Issuer, as depositor, Bank of America, FSB and Cendant Mortgage Corporation, as master servicers (the "Master Servicers"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

       All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-1 Supplement, as applicable.

       This Bond does not purport to summarize the Indenture or the Series 1998-1 Supplement and reference should be made to the Indenture and the Series 1998-1 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

       Payments of principal of and interest on this Bond will be paid in accordance with the terms of the Series 1998-1 Supplement and will be made out of the Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-1 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-1 Supplement. To the extent provided in the Series 1998-1 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical designation, if any. All Realized Losses, Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-1 Supplement.

       The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets, all as more specifically set forth in the Series 1998-1 Supplement.

       So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998-1 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-1 Supplement.

       The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

       The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

       The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-1 Supplement. As provided in the Series 1998-1 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-1 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-1 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

       As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

       At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee (or if BSMCC or its designee does not exercise such option, the Issuer) may, upon giving written notice to the Issuer, each Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the Issuer all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

       The Issuer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicers, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

       Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-1 Supplement or be valid for any purpose.

       THIS BOND AND THE SERIES 1998-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

       Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-1 Supplement.

       IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.


Dated: March 31, 1998                      CMC SECURITIES CORPORATION III


                                           BY:
                                              ----------------------------------
                                                  Wade Walker
                                                  Vice President - Asset and
                                                  Liability Management


                         CERTIFICATION OF AUTHENTICATION

       THIS IS A CLASS R-3 BOND REFERRED TO IN THE WITHIN MENTIONED INDENTURE.

                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                           AS INDENTURE TRUSTEE


                                           BY:
                                              ----------------------------------
                                                  AUTHORIZED SIGNATORY

                                 ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common      UNIF GIFT MIN ACT-- ____ Custodian _______
TEN ENT--as tenants by the                              (Cus)        (Minor)
         entireties                Under Uniform Gifts to Minors
JT TEN--as joint tenants with
        rights of survivor-        Act _____________
        ship and not as Tenants            (State)
        in Common


                   ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                         THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

       FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

the within Bond and does hereby irrevocably constitute and appoint ______________________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.


Dated:
      ----------------------               -------------------------------------
                                                  NOTICE:  The signature to this
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of this Bond in every
                                                  particular without alteration
                                                  or enlargement or any change
                                                  whatever.



-----------------------------------
SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New
York Stock Exchange or another
national securities exchange.
Notarized or witnessed signatures
are not acceptable.

                              PAYMENT INSTRUCTIONS


       The assignee should include the following for purposes of payment:

       Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                   EXHIBIT B

                   FORM OF TRANSFEREE AFFIDAVIT AND AGREEMENT
                                (RESIDUAL BONDS)
                                                                          [DATE]


STATE OF ___________________       )
                                   )       ss.:
COUNTY OF __________________       )


    The undersigned, _______________________, being first duly sworn, deposes, represents and warrants:

         1. That he is a [Title of Officer] of [Name of Owner], a [savings institution][corporation] duly organized and existing under the laws of the State of _______________ (the "Owner"), record or beneficial owner of CMC Securities Corporation III Collateralized Mortgage Obligations, Series 1998-1, [Class R-1][Class R-2][Class R-3] Bonds (the "Residual Bonds") having an initial Class Current Principal Balance of $_______________, on behalf of which he makes this affidavit and agreement. The Bonds were issued pursuant to the Indenture (the "Indenture") dated as of March 1, 1998 and the Series 1998-1 Supplement thereto (the "Series Supplement") dated as of March 31, 1998, each between CMC Securities Corporation III and The First National Bank of Chicago, as Indenture Trustee (the "Indenture Trustee").

         2. That the Owner (i) is and will be a "Permitted Transferee" as of ______________, ______ and (ii) is acquiring the Bonds for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a Non-U.S. Person. For this purpose, a "disqualified organization" means any of the following: (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a farmers' cooperative described in Section 521 of the Internal Revenue Code of 1986 (the "Code)) that is exempt from the tax imposed by Chapter 1 of the Code and not subject to the tax imposed by Section 511 of the Code, (iii) rural electric or telephone cooperatives described in Section 1381(a)(2)(C) of the Code or (iv) any other Person whose holding of an ownership interest in a Residual Bond may cause the related REMIC to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Bond to such Person. For purposes of clause (i) of the previous sentence, a corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof, if (i) all of the activities of such corporation are subject to the tax imposed by Chapter 1 of the Code, and (ii) a majority of the board of directors of such corporation is not selected by the United States or any State or political subdivision thereof (except that this clause (ii) shall not apply to the Federal Home Loan Mortgage Corporation). The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         3. That the Owner is aware (i) of the tax that would be imposed on the Trust Estate if a Residual Bond is transferred to a disqualified organization under Section 860E(e) of the Code and that any Owner that is a disqualified organization will be obligated to reimburse the Trust Estate for any such tax; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Residual Bonds may be "noneconomic residual interests" within the meaning of Treasury regulation section 1.860E-1(c)(2) and that the transferor of an ownership interest in a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Residual Bonds if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.

         5. That the Owner is aware that the Trustee will not register the transfer of any Residual Bonds unless the transferee, or the transferee's agent, delivers to the Indenture Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         6. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Bonds will only be owned, directly or indirectly, by Owners that are Permitted Transferees.

         7.      That the Owner's taxpayer identification number is
_______________.

         8. That the Owner has reviewed the restrictions set forth on the face of the Residual Bonds and the provisions of Section 2.15 of the Indenture under which the Residual Bonds were issued (and, in particular, the Owner is aware that such Section authorizes the Indenture Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Indenture Trustee in the event that the Owner holds such Residual Bonds in violation of
Section 3); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         9. That the Owner is not acquiring and will not transfer the Residual Bonds in order to impede the assessment or collection of any tax.

         10. That the Owner anticipates that it will, so long as it holds the Residual Bonds, have sufficient assets to pay any taxes owed by the holder of such Residual Bonds.

         11. That the Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Residual Bonds.

         12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Residual Bonds remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the Person from whom it acquired the Residual Bonds that the Owner intends to pay taxes associated with holding the Residual Bonds as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Bonds.

         13. That the Owner is not acquiring the Residual Bonds with the intent to transfer such Bonds to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Bonds, or that may become insolvent or subject to a bankruptcy proceeding, for so long as such Residual Bonds remain outstanding.

         14. That Owner will, in connection with any transfer that it makes of any of the Residual Bonds, obtain from its transferee the representations required by Section 2.15 of the Indenture under which the Residual Bonds were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

         15. That Owner will, in connection with any transfer that it makes of any of the Residual Bonds, represent and warrant that it is not transferring the Residual Bonds to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Residual Bonds; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Residual Bonds remain outstanding; and (iii) is not a "Permitted Transferee."

         16.     That the Owner is a United States Person.

         17. That the Owner is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code, nor a Person acting, directly or indirectly, on behalf of any such plan, and understands that registration of transfer of any Security to any such employee benefit plan, or to any person acting on behalf of such plan, will not be made unless such employee benefit plan delivers a certification of facts and an opinion of its counsel, addressed and satisfactory to the Indenture Trustee and the Issuer to the effect that such transfer will not (a) cause the assets of the Trust Estate to be treated as "plan assets" within the meaning of Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101, (b) give rise to any fiduciary duty under ERISA on the part of the Issuer or the Indenture Trustee, or (c) be treated as, or result in, a prohibited transaction under Section 406 or 407 of ERISA or Section 4975 of the Code.

    IN WITNESS WHEREOF, the [Title of Office] has caused this instrument to be executed on its behalf, by the undersigned officer this _____ day of ____________________, _____.


                             [NAME OF OWNER]


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------




    Personally appeared before me the above-named [Name of Owner], known or proved to me to be the same person who executed the foregoing instrument and to be a [Title of Office] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

    Subscribed and sworn before me this ______ day of ________________, ______.



                              --------------------------------------------------
                                                   NOTARY PUBLIC

                              COUNTY OF
                                        ----------------------------------------
                              STATE OF
                                       -----------------------------------------

                              My Commission expires:
                                                     ---------------------------

                                  EXHIBIT C-1

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                                (PRIVATE BONDS)

                                                                          [DATE]

CMC Securities Corporation III
2711 N. Haskell Ave.
Suite 900
Dallas, Texas 75204

The First National Bank of Chicago
1 National Plaza, Suite 0126
Chicago, Illinois 60670

                         CMC Securities Corporation III
               Collateralized Mortgage Obligations, Series 1998-1

Ladies and Gentlemen:

       In connection with the sale by ____________________ (the "Transferor") to ____________________ (the "Transferee") of $_____________ initial Class
Current Principal Balance of Collateralized Mortgage Obligations, Series 1998-1, Class __________, (the "Private Bonds"), issued pursuant to the Indenture (the "Indenture") dated March 1, 1998 and the Series 1998-1 Supplement (the "Series Supplement") thereto dated March 31, 1998, each between CMC Securities Corporation III, as Issuer (the "Issuer"), and The First National Bank of Chicago, as Trustee. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Indenture or the Series Supplement, as applicable.

       In connection with such acquisition, the Transferee hereby certifies and agrees:

              1. The Transferee is acquiring the Private Bonds either (a) for its own account or for accounts for which it exercises sole investment discretion and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Transferee's property shall at all times be and remain within its control, or (b) for resale to "Qualified Institutional Buyers" within the meaning of Rule 144A under the 1933 Act or an "accredited investor" of the type specified in Rule 3a-7(a)(2)(i) of the Investment Company Act of 1940, as amended (the "1940 Act") and in accordance with the provisions of the Indenture and the Series Supplement.

              2. The Transferee has received, and has had an opportunity to review, (a) a copy of the Private Placement Memorandum dated March 30, 1998 relating to the Private Bonds

       (the "Memorandum"), (b) a copy of the Indenture and the Series Supplement and (c) such other information concerning the Private Bonds, the Trust and the Issuer as has been requested by the Transferee and is relevant to the Transferee's decision to purchase the Private Bonds.
       The Transferee has had any questions arising from such review answered by the Issuer to the satisfaction of the Transferee. If the Transferee did not acquire the Private Bonds from the Transferor in connection with the initial distribution of the Private Bonds and was provided with a copy of the Memorandum related to the original sale (the "Original Sale") of the Private Bonds by the Issuer, the Transferee acknowledges that such Memorandum was provided to it by the Transferor, that the Memorandum was prepared by the Issuer solely for use in connection with the Original Sale and neither the Issuer nor any of its affiliates participated in or facilitated in any way the acquisition of the Private Bonds by the Transferee from the Transferor, and the Transferee agrees that it will look solely to the Transferor and not to the Issuer or any of its affiliates with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (i) any error or omission, or alleged error or omission, contained in the Memorandum or (ii) any information, development or event arising after the date of the Memorandum.

              3. The Transferee is an "accredited investor" of the type specified in Rule 3a-7(a)(2)(i) under the 1940 Act, and has such expertise, knowledge and sophistication in financial and business matters generally, and in financial and business matters related to securities similar to the Private Bonds in particular, as to be capable of evaluating the merits and risks of an investment in the Private Bonds. The Transferee (or any account referred to above) is able to bear the economic risks of such an investment.

              4. The Transferee will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Private Bonds by the Transferee.

              5. The Transferee understands that (a) the Private Bonds have not been and will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), (b) the Issuer is not required to so register the Private Bonds, (c) the Private Bonds may be resold only if registered pursuant to the provisions of the 1933 Act, or if an exemption from such registration is available, (d) the Private Bonds may not be resold if such transfer would result in the registration of the Issuer as an "investment company" under the 1940 Act, (e) the Agreement contains restrictions regarding the transfer of the Private Bonds, (f) the Private Bonds will bear a legend to the foregoing effect and (g) a stop order may be placed in the Bond Register relating to the Private Bonds against the transfer of any Bond subject to compliance with the 1933 Act, the rules and regulation thereunder and state securities laws.

              6. The Transferee is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan") a Person acting on behalf of a Plan or a Person using the assets of a Plan (each, a "Plan Investor"), or, in the case of an insurance company, is either not a Plan Investor or is eligible for an exemption from the applicable prohibited transaction provisions of ERISA and the Code, or (ii) has attached hereto or delivered to the Trustee an opinion of counsel satisfactory to the Trustee and the Issuer to the effect that the purchase and holding of such Private Bonds will not constitute or result in a prohibited transaction under ERISA or the Code and will not
       (a) cause the assets of the Trust Estate to be treated as "plan assets" within the meaning of Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101, (b) give rise to any fiduciary duty under ERISA on the part of the Issuer, the master servicers, the certificate trustee, the Trustee or their respective affiliates or (c) be treated as, or result in, a prohibited transaction under Sections 406 or 407 of ERISA or Section 4975 of the Code.

              7. The Transferee will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Bond, any interest in any Bond or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Bond, any interest in any Bond or any other similar security from any person in any manner,
       (c) otherwise approach or negotiate with respect to any Bond, any interest in any Bond or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Bond under the 1933 Act, that would render the disposition of any Bond a violation of Section 5 of the 1933 Act or any state securities laws, that would result in the registration of the Issuer as an "investment company" under the 1940 Act, or that would require registration or qualification pursuant thereto. The Transferee will not sell or otherwise transfer any of the Private Bonds, except in compliance with the provisions of the Agreement. Without limiting the generality of the foregoing sentence, if the Transferee sells any of the Private Bonds, the Transferee will comply with any applicable requirements set forth in, and will obtain from any purchaser any representations required pursuant to, Section 2.15 of the Indenture.



                                   Very truly yours,



                                   -------------------------------------------
                                   (Transferee)



                                   By:
                                      ----------------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                  EXHIBIT C-2

                    FORM OF TRANSFEROR REPRESENTATION LETTER
                                (PRIVATE BONDS)

                                                                          [DATE]


CMC Securities Corporation III
2711 N. Haskell, Suite 900
Dallas, Texas 75204

First National Bank of Chicago
1 National Plaza
Chicago, Illinois 60670

                         CMC Securities Corporation III
               Collateralized Mortgage Obligations, Series 1998-1

Ladies and Gentlemen:

              In connection with the sale by _______________________ (the "Transferor") to _______________________ of $_______________ initial Class
Current Principal Balance of Collateralized Mortgage Obligations, Series 1998-1, Class __, (the "Private Bonds"), issued pursuant to the Indenture (the "Indenture") dated March 1, 1998 and the Series 1998-1 Supplement thereto (the "Series Supplement") dated March 31, 1998, each between CMC Securities Corporation III, as Issuer and The First National Bank of Chicago, as Trustee (the "Indenture Trustee"). The Transferor hereby certifies, represents and warrants to, and covenants with, the Issuer and the Trustee that:

              Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Private Bond, any interest in any Private Bond or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Private Bond, any interest in any Private Bond or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Private Bond, any interest in any Private Bond or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (d) above) would constitute a distribution of the Private Bond under the Securities Act of 1933 (the "Act"), that would render the disposition of any Private Bond a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Transferor will not act in any manner set forth in the foregoing sentence with respect to any Private Bond. The Transferor has not and will not sell or otherwise transfer any of the Private Bonds, except in compliance with the provisions of the Indenture and the Series Supplement.

                  [Remainder of Page Intentionally Left Blank]

                                   Very truly yours,


                                   ---------------------------------------------
                                                  (Transferor)



                                   By:
                                      ------------------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                                  EXHIBIT C-3

                  FORM OF RULE 144A TRANSFEREE REPRESENTATION
                                (PRIVATE BONDS)

                         CMC Securities Corporation III
               Collateralized Mortgage Obligations, Series 1998-1


       In connection with the sale by ____________________ (the "Transferor") to ____________________ (the "Transferee") of $__________ initial Class Current Principal Balance of Collateralized Mortgage Obligations, Series 1998-1, Class __________ (the "Rule 144A Bonds"), issued pursuant to an Indenture (the "Indenture") dated March 1, 1998 and the Series 1998-1 Supplement (the "Series Supplement") thereto dated March 31, 1998, each between CMC Securities Corporation III, as Issuer (the "Issuer") and The First National Bank of Chicago, as Trustee (the "Indenture Trustee").

              1. The Transferee warrants and represents to, and covenants with, the Transferor, the Indenture Trustee and the Issuer pursuant to Section ____ of the Series Supplement as follows:

                     a. The Transferee understands that the Rule 144A Bonds have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state.

                     b. The Transferee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Bonds.

                     c. The Transferee has been furnished with all information regarding the Rule 144A Bonds that it has requested from the Transferor and the Indenture Trustee.

                     d. Neither the Transferee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Bonds, any interest in the Rule 144A Bonds or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Bonds, any interest in the Rule 144A Bonds or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Bonds, any interest in the Rule 144A Bonds or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action. that would constitute a distribution of the Rule 144A Bonds under the 1933 Act or that would render the disposition of the Rule 144A Bonds a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Bonds.

                     e. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Rule 144A Bonds for its own account or the account of other qualified institutional buyers and understands that such Rule 144A Bonds may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

       [3].   The Transferee is not an employee benefit plan subject to the
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), a Person acting on behalf of a Plan or a Person using the assets of a Plan (each, a "Plan Investor"), or, in the case of an insurance company, is either not a Plan Investor or is eligible for an exemption from the applicable prohibited transaction provisions of ERISA and the Code, or (ii) has attached hereto or delivered to the Indenture Trustee an opinion of counsel satisfactory to the Indenture Trustee and the Issuer to the effect that the purchase and holding of such Rule 144A Bonds will not constitute or result in a prohibited transaction under ERISA or the Code and will not (a) cause the assets of the Trust Estate to be treated as "plan assets" within the meaning of Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101, (b) give rise to any fiduciary duty under ERISA on the part of the Issuer, the master servicers, the certificate trustee, the Indenture Trustee or their respective affiliates or
(c) be treated as, or result in, a prohibited transaction under Sections 406 or 407 of ERISA or Section 4975 of the Code.


                                   Very truly yours,



                                   ---------------------------------------------
                                   Print Name of Transferee


                                   By:
                                      ----------------------------------------
                                           Name:
                                           Title:


                                   Taxpayer Identification:

                                   No.
                                      ----------------------------------------

                                   Date:
                                        --------------------------------------

                                                          ANNEX 1 TO EXHIBIT C-3

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

       The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

       1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Transferee.

       2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $__________ (2) in securities (except for the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

       _______ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
                     Section 501(c)(3) of the Internal Revenue Code.

       _______ Bank. The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

       _______ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.






----------------------------------

        (2) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                            ANNEX 1 to EXHIBIT C-3-1

       _______ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

       _______ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

       _______ State or Local Plan. The Transferee is a plan established and maintained by a State. its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

       _______ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

       _______ Investment Adviser. The Transferee is an investment adviser registered under the Investment Advisers Act of 1940.

       _______ SBIC. The Transferee is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

       _______ Business Development Company. The Transferee is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

       _______ Trust Fund. The Transferee is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

       3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

       4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned





                            ANNEX 1 to EXHIBIT C-3-2
by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

       5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Bonds are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

       6. Will the Transferee be purchasing the Rule 144A Bonds only for the Transferee's own account?

                              Yes _____  No _____.

       If the answer to the foregoing question is "no", the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

       23. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein during the period between the date of this certification and the date the Transferee purchases the Rule 144A Bonds. Unless such notice is given, the Transferee's purchase of the Rule 144A Bonds will constitute a reaffirmation of this certification as of the date of such purchase.




                                   ---------------------------------------------
                                   Print Name of Transferee



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   Date:
                                        ----------------------------------------





                            ANNEX 1 to EXHIBIT C-3-3

                                                          ANNEX 2 TO EXHIBIT C-3

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


       The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

       1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Transferee or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

       2. In connection with purchases by Transferee, the Transferee is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used.

       _______ The Transferee owned $___________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

       _______ The Transferee is part of a Family of Investment Companies which owned in the of aggregate $_______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

       3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

       4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.





                            ANNEX 2 to EXHIBIT C-3-1

       5. The Transferee is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.

       6. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein during the period between the date of this certification and the date the Transferee purchases the Rule 144A Bonds. Unless such notice is given, the Transferee's purchase of the Rule 144A Bonds will constitute a reaffirmation of this certification as of the date of such purchase.




                                   ---------------------------------------------
                                   Print Name of Transferee


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   IF AN ADVISER:



                                   ---------------------------------------------
                                   Print Name of Transferee

                                   Date:
                                        ----------------------------------------




                            ANNEX 2 to EXHIBIT C-3-2

                                                                       EXHIBIT D


                          LETTER OF REPRESENTATIONS

                           (Intentionally Omitted)

                                                                      EXHIBIT E

                       FORM OF TRANSFEROR CERTIFICATE
                              (Residual Bonds)

                                   [DATE]

CMC Securities Corporation III
2711 N. Haskell, Suite 900
Dallas, Texas  75204

The First National Bank of Chicago
1 National Plaza, Suite 0126
Chicago, Illinois 60670

                       CMC Securities Corporation III
             Collateralized Mortgage Obligations, Series 1998-1

Dear Sirs:

        This letter is delivered to you in connection with the sale by _____________________ (the "Transferor") to
___________________________________________ (the "Purchaser") of the
Collateralized Mortgage Obligations, Series 1998-1, Class [R-1][Class R-2][Class R-3] (the "Residual Bonds"), issued pursuant to the Indenture (the "Indenture") dated as of March 1, 1998 and the Series 1998-1 Supplement, dated as of March 31, 1998, each between CMC Securities Corporation III, as Issuer (the "Issuer"), and The First National Bank of Chicago, as Trustee (the "Indenture Trustee"). All terms used herein and not otherwise defined shall have the meaning set forth in the Indenture for the Series Supplement, as applicable.

        The Transferor hereby certifies, represents and warrants to, and covenants with, the Issuer and the Indenture Trustee that:

        1. No purpose of the Transferor relating to the sale of the Residual Bonds by the Transferor to the Purchaser is or will be to impede the assessment or collection of any tax.

        2. The Transferor understands that the Purchaser has delivered to the Indenture Trustee a transferee affidavit and agreement in the form attached to the Series Supplement as Exhibit B. The Transferor does not know or believe that any representation contained therein is false.

        3. The Transferor has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Purchaser has historically paid its debts as they have become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Bonds may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

        4. The Transferor has no actual knowledge that the proposed Transferee is a Disqualified Organization, an agent of a Disqualified Organization or a Non-U.S. Person.


                              Very truly yours,


                              -----------------------------------
                                (Transferor)